NEUBERGER BERMAN INCOME FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Investor Class Shares and Trust Class

DATED FEBRUARY 28, 2004

Neuberger Berman Cash Reserves
Neuberger Berman Government Money Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Institutional Cash Fund
Neuberger Berman Limited Maturity Bond Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Municipal Securities Trust

605 Third Avenue, 2nd Floor, New York, NY 10158-0180
Toll-Free 800-877-9700

        Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Institutional Cash Fund, Neuberger Berman Limited Maturity Bond Fund, Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust (each a “Fund”) are mutual funds that offer shares pursuant to Prospectuses dated February 28, 2004.

        The Prospectus for your share class provides more information about the Funds that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management Inc. (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

        This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class.

        No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

        The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management Inc.” and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. ©2004 Neuberger Berman Management Inc. All rights reserved.

TABLE OF CONTENTS
INVESTMENT INFORMATION	1
Investment Policies and Limitations	1
Cash Management and Temporary Defensive Positions	7
Additional Investment Information	7
Risks of Equity Securities	45
CERTAIN RISK CONSIDERATIONS	46
PERFORMANCE INFORMATION	7
Yield Calculations	46
Tax Equivalent Yield	46
Average Annual Total Return Computations	49
Average Annual Total Return After Taxes on Distributions	50
Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares	51
TRUSTEES AND OFFICERS	52
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	64
Investment Manager and Administrator	64
Management and Administration Fees	65
Waivers and Reimbursements	66
Sub-Adviser	68
Investment Companies Managed	71
Code of Ethics	73
Management and Control of NB Management and Neuberger Berman	73
DISTRIBUTION ARRANGEMENTS	74
ADDITIONAL PURCHASE INFORMATION	75
Share Prices and Net Asset Value	75
Automatic Investing and Dollar Cost Averaging	76
ADDITIONAL EXCHANGE INFORMATION	76
ADDITIONAL REDEMPTION INFORMATION	76
Suspension of Redemptions	80
Redemptions in Kind	80
Market Timing	81
DIVIDENDS AND OTHER DISTRIBUTIONS	81
ADDITIONAL TAX INFORMATION	82
Taxation of the Funds	82
Taxation of the Funds' Shareholders	85

VALUATION OF PORTFOLIO SECURITIES	86
PORTFOLIO TRANSACTIONS	86
Proxy Voting	91
REPORTS TO SHAREHOLDERS	92
ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	92
CUSTODIAN AND TRANSFER AGENT	93
INDEPENDENT AUDITORS	93
LEGAL COUNSEL	94
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	94
REGISTRATION STATEMENT	94
FINANCIAL STATEMENTS	96
APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER	A-1

INVESTMENT INFORMATION

        Each Fund is a separate operating series of Neuberger Berman Income Funds (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.

        At the close of business on September 6, 2002, Neuberger Berman High Income Bond Fund acquired all the assets and assumed all the liabilities of Lipper High Income Bond Fund, a series of The Lipper Funds, Inc., and Neuberger Berman High Yield Bond Fund, a prior series of the Trust. Prior to that date, Neuberger Berman High Income Bond Fund had no operations. Financial and performance information in this SAI prior to September 7, 2002 for Neuberger Berman High Income Bond Fund is that of the Premier Class of Lipper High Income Bond Fund, the predecessor to the Fund for performance and accounting purposes.

        Through February 9, 2001, the Funds (except Neuberger Berman High Income Bond Fund were organized as feeder funds in master-feeder structures rather than in a single level multiple-class structure. As feeder funds, they were series of Neuberger Berman Income Funds and Neuberger Berman Income Trust. As of that date those feeder funds reorganized into the Funds’ Investor Class and Trust Class (each a “Class”) of units of beneficial interest (“shares”), respectively. For those Funds, financial and performance information in this SAI for periods prior to February 10, 2001 is that of the predecessor feeder funds.

        The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

        (1)         67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented or

        (2)         a majority of the outstanding shares of the Fund.

        These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

Investment Policies and Limitations

        For purposes of the investment limitation on concentration in a particular industry, Neuberger Berman Limited Maturity Bond Fund determines the “issuer” of a municipal obligation that is not a general obligation note or bond based on the obligation’s characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under the Fund’s quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets the Fund’s quality restrictions without credit support, the Fund treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the only issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee. Neuberger Berman Cash Reserves, Neuberger Berman Institutional Cash Fund and Neuberger Berman Municipal Money Fund determine the “issuer” of a municipal obligation for purposes of its policy on industry concentration in accordance with the principles of Rule 2a-7 under the 1940 Act. Also for purposes of the investment limitation on concentration in a particular industry, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit (“CDs”) is interpreted to include similar types of time deposits.

        With respect to the limitation on borrowings, Neuberger Berman High Income Bond Fund may pledge assets in connection with permitted borrowings. For purposes of its limitation on commodities, Neuberger Berman Limited Maturity Bond Fund does not consider foreign currencies or forward contracts to be physical commodities.

        Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowing or illiquid securities, NB Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

        The fundamental investment policies and limitations of Neuberger Berman Government Money Fund are as follows:

        1.     Borrowing. The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). In addition to the foregoing, the Fund may borrow from any person for temporary purposes in an amount not exceeding 5% of the Fund’s total assets at the time the loan is made.

        2.     Commodities and Real Estate. The Fund may not purchase or sell commodities, commodity contracts, foreign exchange, or real estate, including interests in real estate investment trusts and real estate mortgage loans, except securities issued by the Government National Mortgage Association (“GNMA”).

        3.     Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, provided, however that in accordance with its investment objective, policies, and limitations, the Fund can (i) purchase debt securities and (ii) engage in repurchase agreements.

        4.     Industry Concentration. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to (i) purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government and Agency Securities”) or (ii) investments in CDs or banker’s acceptances issued by domestic branches of U.S. banks.

        5.     Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.

        6.     Underwriting. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

        7.     Short Sales and Puts, Calls, Straddles, or Spreads. The Fund may not effect short sales of securities or write or purchase any puts, calls, straddles, spreads, or any combination thereof.

        Neuberger Berman Government Money Fund has adopted the following non-fundamental investment limitations:

        1.     Borrowing and Securities Lending. As an operating policy, the Fund does not currently intend to invest more than 20% of its total assets in reverse repurchase agreements and securities lending transactions.

        2.     Illiquid Securities. The Fund may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

        The fundamental investment policies and limitations of Neuberger Berman Cash Reserves, Neuberger Berman High Income Bond Fund, Neuberger Berman Institutional Cash Fund, Neuberger Berman Limited Maturity Bond Fund, Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust unless otherwise indicated are as follows:

        1.     Borrowing. No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and (except for Neuberger Berman High Income Bond Fund) not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. In addition to the foregoing, Neuberger Berman Institutional Cash Fund may borrow from any person for temporary purposes in an amount not exceeding 5% of the Fund’s total assets at the time the loan is made.

        2.     Commodities. Neuberger Berman Limited Maturity Bond Fund, Neuberger Berman High Income Fund and Neuberger Berman Municipal Securities Trust may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. For Neuberger Berman High Income Bond Fund this restriction also shall not prohibit the Fund from purchasing foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments. Neuberger Berman Cash Reserves, Neuberger Berman Institutional Cash Fund and Neuberger Berman Municipal Money Fund may not purchase commodities or contracts thereon, but this restriction shall not prohibit each Fund from purchasing the securities of issuers that own interests in any of the foregoing.

        3.     Diversification. No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than U.S. Government and Agency Securities or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (Although not a fundamental limitation, Neuberger Berman Cash Reserves, Neuberger Berman Institutional Cash Fund and Neuberger Berman Municipal Money Fund are subject to the diversification requirements under Rule 2a-7 of the 1940 Act.)

        4.     Industry Concentration (Neuberger Berman Limited Maturity Bond, High Income Bond, Municipal Money Funds and Municipal Securities Trust). No Fund may invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to (i) U.S. Government and Agency Securities, (ii) investments by Neuberger Berman Municipal Money Fund in CDs or banker’s acceptances issued by domestic branches of U.S. banks, (iii) investments by Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Fund in municipal securities.

        Industry Concentration (Neuberger Berman Cash Reserves and Institutional Cash Fund). Neither Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that each Fund normally will invest more than 25% of its total assets in the obligations of issuers having their principal business activities in the financial services industries or repurchase agreements on such obligations. This limitation does not apply to purchases of U.S. Government and Agency Securities.

        5.     Lending. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, and for Neuberger Berman High Income Bond Fund loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

        6.     Real Estate. No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

        7.     Senior Securities. No Fund may issue senior securities, except as permitted under the 1940 Act.

        8.     Underwriting. No Fund may engage in the business of underwriting securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

        Senior Securities: The SEC staff has asserted that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the Commission has taken the position that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the Commission will not raise senior securities issues under the 1940 Act.

        The following investment policies and limitations are non-fundamental and apply to each of Neuberger Berman Cash Reserves, Neuberger Berman High Income Bond Fund, Neuberger Berman Institutional Cash Fund and Neuberger Berman Limited Maturity Bond Fund unless otherwise indicated:

        1.     Investments in Any One Issuer. Neuberger Berman Cash Reserves and Neuberger Berman Institutional Cash Fund may not purchase the securities of any one issuer (other than U.S. Government and Agency Securities or securities subject to a guarantee issued by a non-controlled person as defined in Rule 2a-7 under the 1940 Act) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of that issuer.

        2.     Illiquid Securities. No Fund may purchase any security if, as a result, more than 15% of its net assets (10% in the case of Neuberger Berman Cash Reserves and Neuberger Berman Institutional Cash Fund) would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

        3.     Borrowing (Neuberger Berman High Income Bond Fund and Neuberger Berman Limited Maturity Bond Fund). Neither Fund may purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets. The Neuberger Berman High Income Bond Fund does not currently intend to borrow for leveraging or investment.

        Borrowing. (Neuberger Berman Cash Reserves and Neuberger Berman Institutional Cash). These Funds will not invest more than 33-1/3% of total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 33-1/3% limit. As an operating policy, neither Fund currently intends to invest more than 20% of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

        4.     Lending (Neuberger Berman Cash Reserves, Neuberger Berman Institutional Cash Fund and Neuberger Berman Limited Maturity Bond Fund). Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

        Lending (Neuberger Berman High Income Bond Fund). Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

        5.     Margin Transactions. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. For Neuberger Berman High Income Bond Fund and Neuberger Berman Limited Maturity Bond Fund, margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

        6.     Bonds and Other Debt Securities (Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman High Income Bond Fund). Each Fund normally invests at least 80% of the sum of its net assets plus any borrowings for investment purposes in bonds and other debt securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without 60 days notice to shareholders.

        The non-fundamental investment policies and limitations of Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust are as follows:

        1.     Geographic Concentration. Neither Fund will invest 25% or more of its total assets in securities issued by governmental units located in any one state, territory, or possession of the United States (but this limitation does not apply to project notes backed by the full faith and credit of the United States).

        2.     Illiquid Securities. Neither Fund may purchase any security if, as a result, more than 15% (10% in the case of Neuberger Berman Municipal Money Fund) of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

        3.     Borrowing. Neither Fund may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

        4.     Lending. Except for the purchase of debt securities and engaging in repurchase agreements, neither Fund may make any loans other than securities loans.

        5.     Margin Transactions. Neither Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. For Neuberger Berman Municipal Securities Trust, margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

Each Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Cash Management and Temporary Defensive Positions

        For temporary defensive purposes, each Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper (except for Neuberger Berman Government Money Fund), other money market funds (except for Neuberger Berman Government Money Fund and Neuberger Berman Cash Reserves) and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the interest on which may be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on the lower-rated debt securities in which Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman High Income Bond Fund normally invest. These investments may produce taxable income and after-tax yields for Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust that are lower than the tax-equivalent yields available on municipal securities at the time.

Additional Investment Information

        The Funds may make the following investments, among others. The table identifies which of the investment strategies discussed in this statement of additional information are principal investment strategies of each Fund. The principal strategies of each Fund are also discussed in the Prospectuses. The section following the table discusses each of the investment strategies mentioned. The Funds will not necessarily buy all of the types of securities or use all of the investment techniques that are described.

Principal Investment Strategies	Cash Reserves	Government Money	High Income Bond	Institutional Cash	Limited Maturity Bond	Municipal Money	Municipal Securities
Fixed Income Securities	X	X	X	X	X	X	X
Municipal Obligations						X	X
U.S. Government and Agency Securities	X	X		X	X
Repurchase Agreements	X	X	X	X	X
Securities Loans	X	X	X	X		X	X
Commercial Paper	X			X
Reverse Repurchase Agreements	X	X		X
Financial Services Obligations	X			X
Variable or Floating Rate Securities	X		X	X	X	X
Mortgage-Backed Securities					X
Asset-Backed Securities	X			X	X
U.S. Dollar-Denominated Foreign Debt Securities	X			X	X
Foreign Currency Denominated Securities					X
Lower-Rated Debt Securities			X		X
Equity Securities			X

Description of Municipal Obligations (All Funds except Neuberger Berman Government Money Fund and Neuberger Berman High Income Bond Fund).

        Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer’s bond counsel at the time the obligations are issued.

        Municipal obligations include “general obligation” securities, which are backed by the full taxing power of a municipality, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include private activity bonds, which are issued by or on behalf of public authorities, but are not backed by the credit of any governmental or public authority. “Anticipation notes” are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues, and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

        The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds). As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

        Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

        Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 of the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC’s intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

        The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

        From time to time, federal legislation has affected the availability of municipal obligations for investment by any Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of municipal obligations will not be enacted in the future. If such legislation were enacted, each of Neuberger Berman Municipal Money and Neuberger Berman Municipal Securities Trust would reevaluate its investment objective, policies, and limitations. The Internal Revenue Service (“Service”) occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest a Fund earned was taxable, that interest could be deemed taxable retroactive to the time of the Fund’s purchase of the relevant security.

        General Obligation Bonds. A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

        Revenue Bonds. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral commitment” of a related governmental unit (subject, however, to appropriations). Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

        Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

        Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

        Municipal Lease Obligations (Neuberger Berman Municipal Securities Trust). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. The Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality’s credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a “non-appropriation” clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to the Fund.

        Municipal Notes. Municipal notes include the following:

        1.     Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

        2.     Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as income, sales, use, and business taxes, and are payable from these future revenues.

        3.     Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as that available under federal revenue-sharing programs. Because of proposed measures to reform the federal budget and alter the relative obligations of federal, state, and local governments, many revenue-sharing programs are in a state of uncertainty.

        4.     Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

        5.     Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or GNMA.

        6.     Tax-exempt commercial paper is a short-term obligation issued by state or local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

        7.     Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Funds can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

        Residual Interest Bonds (Neuberger Berman Municipal Securities Trust). The Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.

        Tender Option Bonds (Neuberger Berman Municipal Securities Trust). Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. NB Management considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond’s rating falls below investment grade. The tax treatment of tender option bonds is unclear and the Fund will not invest in them unless NB Management has assurances that the interest thereon will be exempt from federal income tax.

        Yield and Price Characteristics of Municipal Obligations. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

        Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of a Fund’s investments, whereas a decline in interest rates generally will increase that value. The ability of each Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Funds invest (or, in the case of industrial development bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

        Policies and Limitations. As a fundamental policy, Neuberger Berman Municipal Money Fund normally invests at least 80% of its net assets in municipal securities and Neuberger Berman Municipal Securities Trust normally invests at least 80% of its total assets in municipal obligations. Except as otherwise provided in the Prospectuses for those Funds and this SAI, the Funds’ investment portfolios may consist of any combination of the types of municipal obligations described in the Prospectuses or in this SAI. The proportions in which each Fund invests in various types of municipal obligations will vary from time to time. Neuberger Berman Limited Maturity Bond Fund may invest up to 5% of its net assets in municipal obligations. Neuberger Berman Cash Reserves and Institutional Cash Fund may invest in municipal obligations that otherwise meet its criteria for quality and maturity. Neuberger Berman High Income Bond Fund may invest in municipal obligations but has no current intention of doing so.

        U.S.  Government and Agency Securities (All Funds). “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States. “U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the GNMA, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (formerly known as “Student Loan Marketing Association”), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. (See “Mortgage-Backed Securities,” below.) The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

        Policies and Limitations. Neuberger Berman Cash Reserves and Institutional Cash Funds may invest 25% or more of their total assets in U.S. Government and Agency Securities. Under normal circumstances, Neuberger Berman High Income Bond Fund may invest up to 20% of its total assets in U.S. Government and Agency Securities. Neuberger Berman Government Money Fund normally invests at least 80% of its net assets in U.S. Government and Agency Securities, including repurchase agreements on these same types of securities. Neuberger Berman Municipal Money, Neuberger Berman Municipal Securities Trust and Neuberger Berman Limited Maturity Bond Funds have no specific limits or requirements relating to the amount of assets invested in U.S. Government and Agency Securities; however, each of those Funds must invest according to its investment objective and policies.

        Inflation-Indexed Securities (Neuberger Berman High Income Bond Fund and Neuberger Berman Limited Maturity Bond Fund). The Funds may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond.

        Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasuries having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

        Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because each Fund must distribute substantially all of its income to its shareholders to avoid payment of federal income and excise taxes, a Fund may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

        Illiquid Securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions which could be costly to the Funds.

        Policies and Limitations. Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust may each invest up to 15% of its net assets in illiquid securities (10% in the case of Neuberger Berman Cash Reserves, Government Money, Institutional Cash, and Municipal Money Funds).

        Repurchase Agreements. (All Funds) In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

        Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities; no Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% (10% in the case of Neuberger Berman Cash Reserves, Government Money, Institutional Cash, and Municipal Money Fund) of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund’s investment policies and limitations would allow it to purchase directly, except that Neuberger Berman Municipal Money Fund may invest only in repurchase agreements with respect to securities rated in the highest rating category by S&P, Moody’s, or any other nationally recognized statistical rating organization (“NRSRO”) or unrated securities determined by NB Management to be of comparable quality, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

        Securities Loans. Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.

        Policies and Limitations. In order to realize income, each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily. For Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund and Neuberger Berman Institutional Cash Fund, investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 33-1/3% limitation. However, as an operating policy, each of Cash Reserves, Government Money and Institutional Cash does not currently intend to invest more than 20% of its total assets in securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

        Restricted Securities and Rule 144A Securities (All Funds except Neuberger Berman Government Money Fund). The Funds may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

        Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

        Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund’s 15% (10% in the case of the Neuberger Berman Cash Reserves, Institutional Cash and Municipal Money Funds) limit on investments in illiquid securities.

        Commercial Paper (All Funds except Neuberger Berman Government Money Fund). Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

        Policies and Limitations. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to each Fund’s 15% (10% in the case of Neuberger Berman Cash Reserves, Institutional Cash and Municipal Money Fund) limit on investments in illiquid securities. Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody’s (P-1), or deemed by NB Management to be of equivalent quality.

        Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in a Fund’s net asset value (“NAV”) and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

        For Neuberger Berman Cash Reserves, Neuberger Berman Government Money and Neuberger Berman Institutional Cash Fund, their investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. The Funds generally will enter into a reverse repurchase agreement only if the adviser anticipates that the interest income from investment of the proceeds will be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In certain circumstances the proceeds from the reverse repurchase agreement may be invested for a longer period of time than the term of the agreement, such as where the Funds receive a large-scale redemption near the close of regular trading on the New York Stock Exchange (“NYSE”).

        Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of each Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to each Fund’s obligations under the agreement. Neuberger Berman Cash Reserves, NB Government Money and Neuberger Berman Institutional Cash Fund each may invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation. However, as an operating policy, none of these Funds currently intends to invest more than 20% of its total assets in reverse repurchase agreements. For each of these Funds, investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

        Banking and Savings Institution Securities (All Funds except Neuberger Berman Government Money Fund). These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Funds invest typically are not covered by deposit insurance.

        A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

        Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

        In addition, for the Neuberger Berman High Income Bond Fund and Neuberger Berman Limited Maturity Bond Fund, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

        Financial Services Obligations (Neuberger Berman Cash Reserves and Neuberger Berman Institutional Cash Fund). Obligations of issuers in the financial services industries include, but are not limited to, CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations and repurchase agreements on such obligations issued by domestic and foreign banks, savings institutions, consumer and industrial finance companies, issuers of asset-backed securities, securities brokerage companies and a variety of firms in the insurance field. Because each Fund normally will concentrate more than 25% of its total assets in the obligations of companies in the financial services industries, it will have greater exposure to the risks associated with those industries, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and general economic conditions.

        CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers’ acceptances in which each Fund invests typically are not covered by deposit insurance.

        Policies and Limitations. Each Fund normally will invest more than 25% of its total assets in the obligations of companies in the financial services industries and repurchase agreements on such obligations.

        Variable or Floating Rate Securities; Demand and Put Features. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

        Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet a Fund’s quality standards. Accordingly, in purchasing these securities, each Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. A Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. A Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

        The Adjustable Rate Securities in which Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust invest are municipal obligations. Among the Adjustable Rate Securities in which Neuberger Berman Cash Reserves and Institutional Cash may invest are so-called guaranteed investment contracts (“GICs”) issued by insurance companies. In the event of insolvency of the issuing insurance company, the ability of the Fund to recover its assets may depend on the treatment of GICs under state insurance laws.

        Policies and Limitations. Except for Neuberger Berman Cash Reserves, Neuberger Berman Institutional Cash Fund and Neuberger Berman Municipal Money Fund, no Fund may invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. The Neuberger Berman Cash Reserves, Institutional Cash and Municipal Money Funds may invest in securities subject to demand features or guarantees as permitted by Rule 2a-7 under the 1940 Act.

        For purposes of determining its dollar-weighted average maturity, each Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7 under the 1940 Act. In calculating its dollar-weighted average maturity and duration, each Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, NB Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

        GICs are generally regarded as illiquid. Thus, neither of the Neuberger Berman Cash Reserves and Institutional Cash Funds may invest in such GICs if, as a result, more than 10% of the value of its net assets would then be invested in such GICs and other illiquid securities.

        Purchases with a Standby Commitment to Repurchase (Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust). When a Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable “put” option held by a Fund that terminates if the Fund sells the obligations to a third party.

        The Funds may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. A Fund’s ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, a Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

        Although neither Fund currently intends to invest in standby commitments, each reserves the right to do so. By enabling a Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

        Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by a Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Fund’s investment portfolio.

        Policies and Limitations. Neither Fund will invest in standby commitments unless it receives an opinion of counsel or a ruling of the Service that the interest the Fund earns on municipal obligations subject to a standby commitment will be exempt from federal income tax. Neither Fund will acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; a Fund will do so only to facilitate portfolio liquidity.

        Participation Interests (Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust). The Funds may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Fund’s adviser to be creditworthy. A Fund has the right to sell the participation interest back to the bank, usually after seven days’ notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although no Fund currently intends to acquire participation interests, each reserves the right to do so in the future.

        Policies and Limitations. Neither Fund will purchase participation interests unless it receives an opinion of counsel or a ruling of the Service that the interest the Fund earns on municipal obligations in which it holds participation interests is exempt from federal income tax.

        Money Market Funds (All Funds except Neuberger Berman Government Money Fund). Each Fund may invest up to 10% of its total assets in the securities of money market funds. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

        Policies and Limitations. For cash management purposes, each Fund may invest up to 25% of its assets in a money market fund managed by NB Management or its affiliates, pursuant to an SEC exemptive order. None of the Funds has any current intention to make use of this authority. Otherwise, each Fund’s investment in securities of other investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.

        Other Investment Companies (All Funds). Each Fund may invest in the shares of other investment companies that are consistent with its investment policies. Such investment may be the most practical or only manner in which the Fund can participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets or countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index.

        As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

        Policies and Limitations. Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund’s investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets in the aggregate.

        Mortgage-Backed Securities (All Funds except Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

        Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

        Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Funds use an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

        Mortgage-backed securities may be issued in the form of CMOs or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

        Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund’s quality standards. NB Management will, consistent with the Funds’ investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

        Policies and Limitations. A Fund may not purchase mortgage-backed securities that, in NB Management’s opinion, are illiquid if, as a result, more than 15% (10% in the case of Neuberger Berman Cash Reserves, Neuberger Berman Institutional Cash Fund and Neuberger Berman Government Money Fund) of the Fund’s net assets would be invested in illiquid securities. Neuberger Berman Government Money Fund may invest in U.S. Government agency mortgage-backed securities only if they are backed by the full faith and credit of the United States.

        Real Estate-Related Instruments (Neuberger Berman High Income Bond Fund). Real estate-related instruments include shares of real estate investment trusts (“REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

        Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (“Code”) and failing to maintain exemption from the 1940 Act.

        The shares of a REIT are subject to its management fees and other expenses. Therefore, investments in REITs would cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. The Fund does not intend to invest in REITs unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable fees.

        Policies and Limitations. The Fund may invest up to 20% of its total assets in real estate-related instruments, preferred stock, warrants, common stock or other equity securities.

        Asset-Backed Securities (All Funds except Neuberger Berman Government Money Fund, Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal SecuritiesTrust). Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

        Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

        Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

        Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

        Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman High Income Bond Fund each may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.

         U.S. Dollar-Denominated Foreign Debt Securities (All Funds except Neuberger Berman Government Money Fund, Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust). These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad.

        Policies and Limitations. These investments are subject to each Fund’s quality, maturity, and duration standards.

        Foreign Currency Denominated Securities (Neuberger Berman High Income Bond Fund and Neuberger Berman Limited Maturity Bond Fund). Foreign currency denominated securities are denominated in or indexed to foreign currencies, including (1) CDs (including similar time deposits), commercial paper, and bankers’ acceptances issued by foreign banks, (2) obligations of other corporations, and (3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

        Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

        Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

        Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

        Policies and Limitations. Each Fund may invest up to 25% of its net assets in foreign securities denominated in or indexed to foreign currencies and, with respect to Neuberger Berman High Income Bond Fund, American Depositary Receipts (“ADRs”) on such securities. Within that limitation, however, neither Fund is restricted in the amount it may invest in securities denominated in any one foreign currency. The Funds invest in foreign currency denominated foreign securities of issuers in countries whose governments are considered stable by NB Management.

        American Depositary Receipts (Neuberger Berman High Income Bond Fund). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. If the underlying security is denominated in a foreign currency, investment in the ADR is subject to the risk of fluctuations in the exchange rate, even though the ADR is denominated in U.S. dollars.

        Policies and Limitations. The Fund will limit its investment in unsponsored ADRs to no more than 5% of the value of the Fund’s net assets. ADRs on foreign securities which are denominated in foreign currencies are subject to the Fund’s 25% limit on foreign securities denominated in foreign currencies.

        Dollar Rolls (Neuberger Berman High Income Bond Fund and Neuberger Berman Limited Maturity Bond Fund). In a “dollar roll,” a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

        Policies and Limitations. Dollar rolls are considered borrowings for purposes of a Fund’s investment policies and limitations concerning borrowings.

        When-Issued and Delayed Delivery Transactions (All Funds). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae, and Freddie Mac certificates. These transactions involve a commitment by a Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

        When-issued and delayed delivery transactions enable a Fund to “lock in” what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

        The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

        Policies and Limitations. Neither Neuberger Berman Municipal Money Fund nor Neuberger Berman Municipal Securities Trust may invest more than 10% of its total assets in when-issued securities. A Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

        When a Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Fund’s purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued or delayed delivery purchases.

        Leverage (Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, and Neuberger Berman Institutional Cash Fund). Each Fund may make investments while borrowings are outstanding. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in a Fund’s NAVs. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to that Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions and when-issued transactions may create leverage.

        Policies and Limitations. Each Fund may borrow money from banks for temporary or emergency purposes or enter into reverse repurchase agreements for any purpose, as long as such borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Neuberger Berman Government Money and Institutional Cash each may also borrow up to 5% of its total assets for temporary purposes, e.g., for the purpose of settling purchase and sale transactions; these temporary borrowings are not subject to the 33-1/3% limitation. However, as an operating policy, none of the Funds will invest more than 20% of its total assets in reverse repurchase agreements and securities lending transactions in the aggregate.

        Options and Forward Contracts (Neuberger Berman High Income Bond Fund). As described below, these instruments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of these instruments at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized instrument will be a function of numerous variables, including market conditions.

        Futures Contracts and Options Thereon (Neuberger Berman Limited Maturity Bond Fund, Neuberger Berman Municipal Securities Trust and Neuberger Berman High Income Bond Fund). The Funds may purchase and sell interest rate and bond index futures contracts and options thereon, and Neuberger Berman Limited Maturity and High Income Bond Funds may purchase and sell foreign currency futures contracts (with interest rate and bond index futures contracts, “Futures” or “Futures Contracts”) and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of Futures permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Funds view investment in (1) interest rate and bond index Futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency Futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Funds.

        A “sale” of a Futures Contract (or a “short” Futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a Futures Contract (or a “long” Futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain Futures, including bond index Futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

        U.S. Futures (except certain currency Futures) are traded on exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”); Futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

        Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

        “Margin” with respect to Futures is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund’s Futures positions. The margin deposit made by a Fund when it enters into a Futures Contract (“initial margin”) is intended to assure its performance of the contract. If the price of the Futures Contract changes — increases in the case of a short (sale) position or decreases in the case of a long (purchase) position — so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”). However, if favorable price changes in the Futures Contract cause the margin on deposit to exceed the required margin, the excess will be paid to the Fund. In computing its daily NAV, each Fund marks to market the value of its open Futures positions. A Fund also must make margin deposits with respect to options on Futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

        An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

        Although each Fund believes that the use of Futures Contracts will benefit it, if NB Management’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, a Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of Futures and of the securities and currencies being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures position and the securities held by or to be purchased for the Fund. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

        Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

        Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

        Policies and Limitations. The Funds may purchase and sell interest rate and bond index Futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. The Funds engage in foreign currency Futures and options transactions in an attempt to hedge against changes in prevailing currency exchange rates. Neither Fund engages in transactions in Futures or options thereon for speculation.

        Call Options on Securities (Neuberger Berman High Income Bond and Neuberger Berman Limited Maturity Bond Fund). Each Fund may write covered call options and may purchase call options. The purpose of writing covered call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund’s NAV) or to earn premium income. Fund securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

        When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. That Fund receives a premium for writing the option. When writing call options, each Fund writes only “covered” call options on securities it owns. So long as the obligation of the call option continues, that Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. A Fund may be obligated to deliver securities underlying a call option at less than the market price.

        The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do), but is capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

        If a call option that a Fund has written expires unexercised, that Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

        When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A Fund would purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

        Policies and Limitations. Each Fund may write covered call options and may purchase call options on debt securities in its portfolio or on foreign currencies in its portfolio for hedging purposes. Each Fund may write covered call options for the purpose of producing income. Each Fund will write a call option on a security only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

        Put Options on Securities (Neuberger Berman High Income Bond Fund and Neuberger Berman Limited Maturity Bond Fund). Each Fund may write and purchase put options on securities. A Fund will receive a premium for writing a put option, which obligates that Fund to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. A Fund may be obligated to purchase the underlying security at more than its current value.

        When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. A Fund might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

        Fund securities on which put options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

        Policies and Limitations. Each Fund may write and purchase put options on securities or on foreign currencies for hedging purposes (i.e., to reduce, at least in part, the effect on NAV of price fluctuations of securities held by the Fund).

        General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

        Options are traded both on national securities exchanges and in the over-the-counter (“OTC”) market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) that Fund originally sold (or purchased) the option. There can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Funds may engage in OTC options transactions.

        The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value, which is the last reported sales price before the time the Fund’s NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

        Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

        A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

        A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

        The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying market that cannot be reflected in the options markets.

        Policies and Limitations. The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        Options on Securities Indices and Other Financial Indices (Neuberger Berman High Income Bond Fund). The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other investment except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may by multiplied by a formula value. The seller of the obligation is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

        Forward Foreign Currency Contracts (Neuberger Berman High Income Bond Fund and Neuberger Berman Limited Maturity Bond Fund). Each Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price (“Forward Contracts”). Each Fund enters into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

        Forward Contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

        At the consummation of a Forward Contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in Forward Contract prices. Closing purchase transactions with respect to Forward Contracts are usually made with the currency dealer who is a party to the original Forward Contract.

        NB Management believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a Forward Contract to sell that foreign currency or a proxy-hedge involving a Forward Contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

        However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

        Policies and Limitations. The Funds do not engage in transactions in Forward Contracts for speculation; they view investments in Forward Contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them.

        Options on Foreign Currencies (Neuberger Berman High Income Bond Fund and Neuberger Berman Limited Maturity Bond Fund). Each Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

        Policies and Limitations. The Funds would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividends, interest, or other payments on those securities.

        Combined Transactions (Neuberger Berman High Income Bond Fund). The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Hedging Instrument (as defined below) as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s management objective.

        Regulatory Limitations on Using Futures, Options on Futures, Options on Securities, Securities Indices and Foreign Currencies, and Forward Contracts (collectively, “Hedging Instruments”) (Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust). To the extent a Fund sells or purchases Futures Contracts and/or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.

        Cover for Hedging Instruments (Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust). Each Fund will comply with SEC guidelines regarding “cover” for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet current obligations. A Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to the Fund.

        Policies and Limitations. Each Fund will comply with SEC guidelines regarding “cover” for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

        General Risks of Hedging Instruments (Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust). The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and changes in the prices of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Hedging Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Hedging Instruments. NB Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected by the manager to resemble or offset that of the Fund’s underlying securities or currency. There can be no assurance that a Fund’s use of Hedging Instruments will be successful.

        A Fund’s use of Hedging Instruments may be limited by certain provisions of the Code with which it must comply if it is to continue to qualify as a regulated investment company (“RIC”). See “Additional Tax Information -- Taxation of the Funds.”

        The Funds are not obligated to use any Hedging Instruments and make no representations as to the availability or use of these techniques at this time or at any time in the future.

        Policies and Limitations. NB Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Hedging Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

        Indexed Securities (Neuberger Berman High Income Bond Fund and Neuberger Berman Limited Maturity Bond Fund). The Neuberger Berman Limited Maturity Bond Fund may invest in securities whose value is linked to interest rates, commodities, foreign currencies, indices, or other financial indicators (“indexed securities”). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

        Neuberger Berman High Income Bond Fund may invest in various securities that are intended to track broad-based, U.S. market Indices, including Standard & Poor’s Depository Receipts (“SPDRs”), Diamonds, and Nasdaq-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”). SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 Index stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average (“DJIA”) and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Nasdaq-100 shares represent ownership in the Nasdaq-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the Nasdaq-100 Index. Nasdaq-100 Shares are designed to track the performance and dividend yield of the Nasdaq-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. Nasdaq-100 Shares are listed on the Nasdaq Stock Market.

        Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

        Zero Coupon, Step Coupon and Pay-in-Kind Securities (All Funds). Each Fund may invest in zero coupon securities; Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman High Income Bond Fund may also invest in step coupon securities; and Neuberger Berman High Income Bond Fund may also invest in pay-in-kind securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon and step coupon securities are redeemed at face value when they mature. The discount on zero coupon and step coupon securities (“original issue discount” or “OID”) must be taken into income ratably by each Fund prior to the receipt of any actual payments. Pay-in-kind securities pay interest through the issuance of additional securities.

        Because each Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon, step coupon and pay-in-kind securities) each year for income and excise tax purposes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See “Additional Tax Information -- Taxation of the Funds.”

        The market prices of zero coupon, step coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

        Swap Agreements (Neuberger Berman High Income Bond Fund and Neuberger Berman Municipal Securities Trust). To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors,” and “collars.” In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. Mortgage swap agreements are similar to interest-rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.

        In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

        Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

        Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

        Lower-Rated Debt Securities (Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman High Income Bond Fund). Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category by at least one NRSRO that has rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. These securities are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in high-yield securities, the success of such investments is dependent on the credit analysis of NB Management.

        During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

        The market for lower-rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

        The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

        See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody’s.

        Policies and Limitations. Neuberger Berman High Income Bond Fund currently intends to invest at least 80% of total assets under normal market conditions in debt securities rated by at least one rating agency as BBB/Baa or lower, or unrated securities of comparable quality. This policy does not apply to collateral received for securities lending. Neuberger Berman Limited Maturity Bond Fund may invest up to 10% of its net assets in lower-rated debt securities; Neuberger Berman Limited Maturity Bond Fund will not invest in such securities unless, at the time of purchase, they are rated at least B by Moody’s or S&P or, if unrated by either of those entities, deemed by the managers to be of comparable quality. Neuberger Berman Limited Maturity Bond Fund may hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permitted by the Fund’s investment policies.

        Direct Debt Instruments (Neuberger Berman High Income Bond Fund). Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.

        Because the Fund’s ability to receive payments in connection with loan participations depends on the financial condition of the borrower, NB Management will not rely solely on a bank or other lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrowers. NB Management’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by NB Management and the original lending institution.

        There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank’s creditors.

        Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

        Policies and Limitations. To the extent direct debt is deemed illiquid, such an investment is subject to the Fund’s restriction on investing no more than 15% of its net assets in illiquid securities. The Fund’s policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.

        Convertible Securities (Neuberger Berman High Income Bond Fund). A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

        The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

        Policies and Limitations. Securities convertible into common stock are not subject to the Fund’s 20% limitation on equity securities.

        Preferred Stock (Neuberger Berman High Income Bond Fund). Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

        Policies and Limitations. The Neuberger Berman High Income Bond Fund may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities.

        Warrants (Neuberger Berman High Income Bond Fund). Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

        Policies and Limitations. The Neuberger Berman High Income Bond Fund may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities.

        Short Sales (Neuberger Berman High Income Bond Fund). The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

        The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

        The Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

        The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

        Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

        Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.

        Call Risk. Some debt securities in which the Funds may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the fund would have to reinvest the proceeds from the called security at the current, lower rates.

        Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Ratings of Fixed Income Securities

        As discussed in the Prospectuses, the Funds may purchase securities rated by S&P, Moody’s, or any other NRSRO. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds mainly refer to ratings assigned by S&P and Moody’s, which are described in Appendix A. Each Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Fund may permissibly invest.

        High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P or Moody’s, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality. If two or more NRSROs have rated a security, at least two of them must rate it as high quality if the security is to be eligible for purchase by Neuberger Berman Cash Reserves, Institutional Cash and Municipal Money Funds.

        Investment Grade Debt Securities. An investment grade debt security is a security that has received ratings, from at least one NRSRO that has rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by NB Management to be of comparable quality. Moody’s deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. If a security receives one rating in one of the four highest rating categories and another below the fourth highest category, it will be considered investment grade.

        Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category by at least one NRSRO that has rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated debt securities.

        Ratings Downgrades. Subsequent to its purchase by a Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, with respect to Neuberger Berman Limited Maturity Bond Fund, NB Management will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund’s holdings of securities that are considered by the Fund to be below investment grade will not exceed 10% of its net assets. For Neuberger Berman High Income Bond Fund, depending on market and issuer-specific conditions, the Fund will generally sell any bonds that fall below “B3” by Moody’s or “B-” by S&P within a reasonable period of time. Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust may hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permissible under the Fund’s investment policies. With respect to the money market funds, NB Management will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7 under the 1940 Act.

          Duration and Maturity

        Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. For all Funds except the money market portfolios, NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

        Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen a Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

        There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

        Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves Neuberger Berman Institutional Cash Fund and Neuberger Berman Municipal Money Fund are required to maintain a dollar-weighted average portfolio maturity of no more than 90 days and invest in a portfolio of debt instruments with remaining maturities of 397 days or less. Neuberger Berman High Income Bond Fund has no limits on the maturity of its individual investments. However, it generally intends to focus on securities with maturities of 10 years or less, and to have an assumed dollar weighted average portfolio maturity of five to seven years. Neuberger Berman Limited Maturity Bond Fund’s dollar-weighted average duration will not exceed four years, although the Fund may invest in individual securities of any duration; the Fund’s dollar-weighted average maturity may range up to six years. Neuberger Berman Municipal Securities Trust’s dollar-weighted average duration will not exceed ten years.

Risks of Equity Securities

        Equity securities in which Neuberger Berman High Income Bond Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Convertible securities are not counted toward the Fund’s 20% limit on equity securities. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

        To the extent this Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund’s NAV per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

CERTAIN RISK CONSIDERATIONS

        Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective. Each Fund’s ability to achieve its investment objective is dependent on the continuing ability of the issuers of municipal obligations in which the Fund invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.

PERFORMANCE INFORMATION

        Each Fund’s performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of each Fund will vary. The share prices of Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust will vary, and an investment in any of these Funds, when redeemed, may be worth more or less than an investor’s original cost.

        Neuberger Berman High Income Bond Fund had no operations prior to September 7, 2002. Performance results shown represent the performance of the Fund’s predecessor fund, the Lipper High Income Bond Fund Premier shares which had an investment program substantially identical to the Fund. Until February 9, 2001, the Investor and Trust Classes of each of the Funds (except Neuberger Berman High Income Bond Fund) were separate feeder funds in a master/feeder structure. Performance results shown represent the performance of each Class’ predecessor feeder fund, which had an identical investment program and the same fees as the corresponding Investor and Trust Class.

Yield Calculations

        Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman Institutional Cash Fund and Neuberger Berman Municipal Money Fund. Each of these Funds may advertise its “current yield” and “effective yield” in the financial press and other publications. A Fund’s current yield is based on the return for a recent seven-day period and is computed by determining the net change (excluding capital changes) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period. The result is a “base period return,” which is then annualized — that is, the amount of income generated during the seven-day period is assumed to be generated each week over a 52-week period — and shown as an annual percentage of the investment.

        The effective yield of these Funds is calculated similarly, but the base period return is assumed to be reinvested. The assumed reinvestment is calculated by adding 1 to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] - 1.

        For the seven calendar days ended October 31, 2003, the current yields of Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves, Neuberger Berman Institutional Cash Fund and Neuberger Berman Municipal Money Fund were 0.55%, 0.46%, 0.78% and 0.36%, respectively. For the same period, the effective yields were 0.55%, 0.46%, 0.78% and 0.36% respectively. During this period, NB Management voluntarily reimbursed Neuberger Berman Government Money Fund for its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) that exceeded, in the aggregate, 0.47% of that Class’s average daily net assets. Yields for that Fund would have been lower if NB Management had not reimbursed the Fund.

        Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust. Each of these Funds may advertise its “yield” based on a 30-day (or one month) period. This yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result then is annualized and shown as an annual percentage of the investment.

         (“a”) = dividends and interest earned during the period
         (“b”) = expenses accrued for the period (net of reimbursements)
        (“c”) = the average daily number of shares outstanding during the period that were entitled to receive dividends
        (“d”) = the maximum offering price per share on the last day of the period

YIELD = 2[(a-b + 1)6 – 1]
  cd

        The annualized yields for Neuberger Berman Limited Maturity Bond Fund Investor Class, Neuberger Berman High Income Bond Fund and Neuberger Berman Municipal Securities Trust, respectively, for the 30-day period ended October 31, 2003 were 1.62%, 5.88%, and 2.67%. The annualized yield for Neuberger Berman Limited Maturity Bond Fund Trust Class for the same period was 1.52%. During this period, NB Management reimbursed Neuberger Berman Limited Maturity Bond Fund Investor Class, Neuberger Berman Limited Maturity Bond Fund Trust Class and Neuberger Berman Municipal Securities Trust for total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) that exceeded, in the aggregate, 0.70%, 0.80% and 0.65% of the Fund’s or Class’ average daily net assets, respectively. Yields would have been lower if NB Management had not reimbursed the Funds.

Tax Equivalent Yield

        Neuberger Berman Government Money Fund. Much of the dividends this Fund pays may represent income it received on direct obligations of the U.S. Government and, as a result, is not subject to income tax in most states and localities. From time to time, this Fund may advertise a “tax equivalent yield” for one or more of those states or localities that reflects the taxable yield that an investor subject to the highest marginal rate of state or local income tax would have had to receive in order to realize the same level of after-tax yield produced by an investment in the Fund. Tax equivalent yield is calculated according to the following formula:

Tax Equivalent Yield = Y1+Y2
                                 1-MR

where Y1 equals the portion of the Fund’s current or effective yield that is not subject to state or local income tax, Y2 equals that portion of the Fund’s current or effective yield that is subject to that tax, and MR equals the highest marginal tax rate of the state or locality for which the tax equivalent yield is being calculated.

        The calculation of tax equivalent yield can be illustrated by the following example. If the current yield for a 7-day period was 5%, and during that period 100% of the income was attributable to interest on direct obligations of the U.S. Government and, therefore, was not subject to income taxation in most states and localities, a taxpayer residing in New York and subject to that state’s highest marginal 2003 tax rate of 6.85% would have to have received a taxable current yield of 5.37% in order to equal the 5% after-tax yield. Moreover, if that taxpayer also were subject to income taxation by New York City at a marginal 2003 rate of 3.648%, the taxpayer would have to have received a taxable current yield of 5.59% to equal the 5% after-tax yield.

        The use of a 5% yield in this example is for illustrative purposes only and is not indicative of the Fund’s recent or future performance. Of course, all dividends paid by Government Money are subject to federal income taxation at applicable rates.

        Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust. Each Fund may advertise a “tax equivalent yield” that reflects the taxable yield that an investor subject to the highest marginal rate of federal income tax (35% during 2003) would have had to receive in order to realize the same level of after-tax yield produced by an investment in a Fund. Tax equivalent yield is calculated according to the following formula:

Tax Equivalent Yield = Y1+Y2
                                 1-MR

where Y1 equals the portion of a Fund’s current or effective yield that is not subject to federal income tax, Y2 equals the portion of the Fund’s current or effective yield that is subject to that tax, and MR equals the highest marginal federal tax rate.

        For example, if the tax-free yield is 4%, there is no interest subject to federal income tax, and the maximum federal income tax rate is 35% during 2003, the computation is:

4% ÷ (1 — ..35) = 4 ÷ .65 = 6.15% Tax Equivalent Yield

In this example, the after-tax yield (of a taxable investment) will be lower than the 4% tax-free investment if available taxable yields are below 6.15%; conversely, the taxable investment will provide a higher after-tax yield when taxable yields exceed 6.15%. This example assumes that all of the income from the investment is tax-exempt. The tax-equivalent current yield and tax-equivalent effective yield of Neuberger Berman Municipal Money Fund for the 7-day period ended October 31, 2003, were 0.55% and 0.55%, respectively, assuming a marginal tax rate of 35% which was in effect during 2003. The tax-equivalent yield of Neuberger Berman Municipal Securities Trust for the 30-day period ended that date was 4.11%, assuming a marginal tax rate of 35% which was in effect during 2003.

        The use of a 4% yield in these examples is for illustrative purposes only and is not indicative of the Funds’ future performance.

Average Annual Total Return Computations

        Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust may advertise certain total return information. An average annual compounded rate of return (“T”) may be computed by using the redeemable value at the end of a specified period (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula:

P(1+T)n = ERV

        Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

        For the one-, five-, and ten-year periods ended October 31, 2003, the average annual total returns for Limited Maturity Investor Class were 3.23%, 4.89%, and 5.00%, respectively. If an investor had invested $10,000 in the Fund’s shares on June 9, 1986, and had reinvested all capital gain distributions and income dividends, the value of that investor’s holdings would have been $28,740 on October 31, 2003. Returns would have been lower if NB Management had not waived certain fees during those periods.

        For the one-, five-, and ten-year periods ended October 31, 2003, the average annual total returns for Limited Maturity Trust Class were 3.00%, 4.77%, and 4.90%, respectively. If an investor had invested $10,000 in the Fund’s shares on June 9, 1986, and had reinvested all capital gain distributions and income dividends, the value of that investor’s holdings would have been $28,498 on October 31, 2003.1 Returns would have been lower if NB Management had not waived certain fees during those periods.

        For the one-, five-, and ten-year periods ended October 31, 2003, the average annual total returns for High Income were 12.14%, 7.43% and 7.53%, respectively. If an investor had invested $10,000 in the Fund’s shares on February 1, 1992, and had reinvested all capital gain distributions and income dividends, the value of that investor’s holdings would have been $25,761 on October 31, 2003.2

        For the one-, five- and ten-year periods ended October 31, 2003, the average annual total returns for Municipal Securities were 4.50%, 4.97%, and 5.00%, respectively. If an investor had invested $10,000 in that Fund’s shares on July 9, 1987, and had reinvested all distributions, the value of that investor’s holdings would have been $25,980 on October 31, 2003.

        NB Management may from time to time reimburse a Fund for a portion of its expenses. Such action has the effect of increasing yield and total return. Actual reimbursements are described in the Prospectus and in “Investment Management and Administration Services” below.

Average Annual Total Return After Taxes on Distributions

        An average annual rate of return after taxes on distribution (“T”) may be computed by using the ending value at the end of a specified period after taxes on fund distributions but not after taxes on redemption (“ATVD”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula:

P(1+T)n = ATVD

        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

1 The predecessor to the Trust Class commenced operations on August 30, 1993. In making this calculation, Investor Class performance is used for the period from June 9, 1986 to August 29, 1993. Because Investor Class has lower expenses, its performance would generally have been slightly better than that of Trust Class.

2 Reflects performance of the Lipper High Income Bond Fund (“Lipper Fund”) Premier Shares for the period April 1, 1996 through September 6, 2002 and the performance of Lipper Fund’s predecessor partnership for October 31, 1992 through March 31, 1996, as applicable. On April 1, 1996, Lipper Fund’s predecessor partnership transferred its assets to Lipper Fund in exchange for Lipper Fund’s Premier shares. The investment policies, objectives, guidelines and restrictions of Lipper Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the 1940 Act, Lipper Fund is subject to certain restrictions under the 1940 Act and the Code to which its predecessor partnership was not subject. Had Lipper Fund’s predecessor partnership been registered under the 1940 Act and subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. If the manager of Lipper Fund had not waived certain fees during the periods shown, total returns would have been lower.

Investor Class	Average Annual Total Return After Taxes on Distributions -- Periods Ended 10/31/2003
	One Year	Five Years	Since 4/1/96[3]	Ten Years
High Income[4]	9.55%	4.31%	4.18%	N/A5
Limited Maturity[6]	1.92%	2.72%	N/A	2.66%
Municipal Securities	4.39%	4.95%	N/A	4.95%

Trust Class	Average Annual Total Return After Taxes on Distributions -- Periods Ended 10/31/2003
	One Year	Five Years	Ten Years
Limited Maturity[7]	1.72%	2.64%	2.61%

Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares

        An average annual rate of return after taxes on distribution and sale of fund shares (“T”) may be computed by using the ending value at the end of a specified period after taxes on fund distributions and sale of fund shares (“ATVDR”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula:

P(1+T)n = ATVDR

3         The Lipper Fund was registered under the 1940 Act as of April 1, 1996.

4         See footnote 3.

5         After-tax returns are not provided for the Lipper Fund’s predecessor partnership, because the partnership’s tax treatment was different than that of a registered investment company.

6         Returns would have been lower if NB Management had not waived certain fees during the periods shown.

7         Returns would have been lower if NB Management had not waived certain fees during the periods shown.

Investor Class	Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares -- Periods Ended 10/31/2003
	One Year	Five Years	Since 4/1/96[8]	Ten Years
High Income[9]	7.77%	4.36%	4.31%	N/A10
Limited Maturity[11]	2.07%	2.80%	N/A	2.77%
Municipal Securities	4.21%	4.81%	N/A	4.85%

Trust Class	Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares -- Periods Ended 10/31/2003
	One Year	Five Years	Ten Years
Limited Maturity[12]	1.92%	2.72%	2.71%

TRUSTEES AND OFFICERS

         The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

8         The Lipper Fund was registered under the 1940 Act as of April 1, 1996.

9         See footnote 9.

10         After-tax returns are not provided for the Lipper Fund’s predecessor partnership, because the partnership’s tax treatment was different than that of a registered investment company.

11          Returns would have been lower if NB Management had not waived certain fees during the periods shown.

12 Returns would have been lower if NB Management had not waived certain fees during the periods shown.

Information about the Board of Trustees

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Independent Trustees
John Cannon (74)	Trustee since 1994	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Investment Advisors (registered investment adviser) (1993-January 1999); formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	37	Independent Trustee or Director of three series of OppenheimerFunds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.
Faith Colish (68)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney at Law and President, Faith Colish, A Professional Corporation; 1980 to 2002.	37	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).
Walter G. Ehlers (70)	Trustee since 2000	Consultant; Retired President and Trustee, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	37	None.

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
C. Anne Harvey (66)	Trustee since 2000	Consultant, C.A. Harvey Associates since June 2001; formerly, Director, AARP, 1978 to December 2001.	37	Formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.
Barry Hirsch (70)	Trustee since 1993	Attorney-at-Law. Formerly, Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; formerly, Senior Vice President, Secretary and General Counsel, Loews Corporation.	37	None.
Robert A. Kavesh(76)	Trustee since 1993	Marcus Nadler Professor of Finance and Economics Emeritus, New York University Stern School of Business.	37	Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals) since 1978; Director, The Caring Community (not-for profit).

Name, Age, and Address (1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Howard A. Mileaf (67)	Trustee since 2000	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company) 1993 - 2001.	37	Director, WHX Corporation (holding company) since August 2002; Director, Webfinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for-profit theater) since 2000; formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).
John P. Rosenthal (71)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	37	Director, 92nd Street Y (non-profit) since 1967; formerly, Director, Cancer Treatment Holdings, Inc.
William E. Rulon (71)	Trustee since 1993	Retired. Senior Vice President, Foodmaker. Inc. (operator and franchiser of restaurants) until January 1997.	37	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children) since 1998; formerly, Director, Prandium, Inc. (restaurants) from March 2001 until July 2002.
Cornelius T. Ryan (72)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	37	Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Name, Age, and Address (1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Tom Decker Seip (54)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc., (temporary staffing) May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	37	Director, H&R Block, Inc. (financial services company) since May 2001; Director, Forward Management, Inc. (asset management) since 2001; formerly, Director, General Magic (voice recognition software) November 2001 until 2002; Director, E-Finance Corporation (credit decisioning services) 1999-2003; Director, Save-Daily.com (micro investing services) 1999-2003; Director, Offroad Capital Inc. (pre-public internet commerce company).
Candace L. Straight (56)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector) 1998 until December 2002.	37	Director, The Proformance Insurance Company (personal lines property and casualty insurance company) since March 2004; Director, Providence Washington (property and casualty insurance company) since December 1998; Director, Summit Global Partners (insurance brokerage firm) since October 2000.
Peter P. Trapp (59)	Trustee since 2000	Regional Manager for Atlanta Region, Ford Motor Credit Company since August, 1997; formerly, President, Ford Life Insurance Company, April 1995 until August 1997.	37	None.

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Trustees who are "Interested Persons"
Edward I. O'Brien* (75)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels) from 1974-1992; Adviser to SIA, November 1992-November 1993.	37	Director, Legg Mason, Inc. (financial services holding company) since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters) 1993-1999.
Jack L. Rivkin* (63)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer of Neuberger Berman Inc. (holding company) since 2002 and 2003, respectively; Executive Vice President and Chief Investment Officer, Neuberger Berman since December 2002 and 2003, respectively; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments Inc., from September 1995 to February 2002; Executive Vice President, Citigroup Inc. from September 1995 to February 2002.	37	Director, Dale Carnegie and Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate Corp. (private company) since 1997.
Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000	Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Executive Vice President, Neuberger Berman since 1999; formerly, Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	37	Director and Vice President, Neuberger & Berman Agency Inc. since 2000; formerly, Director, Neuberger Berman Inc. (holding company) from October 1999 through March 2003.
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Pursuant to the Trust’s Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*	Indicates a Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O’Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (47)	Secretary since 1985	Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President, NB Management from 1986 to 1999; Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (four since 2002, three since 2003 and one since 2004).
Robert Conti (47)	Vice President since 2000	Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003 and one since 2004).
Brian J. Gaffney (50)	Vice President since 2000	Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003 and one since 2004).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (38)	Assistant Secretary since 2002	Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003 and one since 2004).
Kevin Lyons (48)	Assistant Secretary since 2003	Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2003 and one since 2004).
John M. McGovern (34)	Assistant Treasurer since 2002	Vice President, Neuberger Berman since 2004; Employee, NB Management since 1993; Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003 and one since 2004).
Barbara Muinos (45)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto Assistant Treasurer since 1996	Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, eleven registered investment companies for which NB Management acts and investment manager and administrator (seven since 2002, three since 2003 and one since 2004); Assistant Treasurer, three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.
Frederic B. Soule (57)	Vice President since 2000	Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003 and one since 2004).
Trani Jo Wyman (34)	Assistant Treasurer since 2002	Employee, NB Management since 1991; Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003 and one since 2004).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

        The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund’s advisory and sub-advisory contracts and other principal contracts. It is the Funds’ policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management. The standing committees of the Board of Trustees are described below.

        Audit Committee. The Audit Committee’s purposes are (a) to oversee the Funds’ accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors; and (e) to act as a liaison between the Funds’ independent auditors and the full Board. Its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2003, the Committee met three times.

        Code of Ethics Committee. The Code of Ethics Committee oversees the administration of the Trust’s Codes of Ethics, which restricts the personal securities transactions of employees, officers, and trustees. Its members are Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman), Howard A. Mileaf and Edward I. O’Brien. All members are except for Mr. O’Brien, Independent Fund Trustees. During the fiscal year ended October 31, 2003, the Committee met two times. The entire Board received required quarterly reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

         Contract Review Committee.The Contract Review Committee is responsible for review and oversight of the Trust's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, John P. Rosenthal, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2003, the Committee did not hold any meetings.

        Executive Committee. The Executive Committee has all the powers of the Board of Trustees when the Board of Trustees are not in session. Its members are John Cannon, Edward I. O’Brien, Jack L. Rivkin, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. O’Brien, Mr. Rivkin and Mr. Sundman are Independent Fund Trustees. During the fiscal year ended October 31, 2003, the Committee did not hold any meetings.

        Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, and as officers of the Trust. Its members are C. Anne Harvey, Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf (Chairman), and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2003, the Committee met four times.

        Portfolio Transactions Committee. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman and Lehman Brothers Inc. (“Lehman Brothers”) to the Funds, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability, reports prepared by third party consultants regarding the execution of the Funds’ trades and the consideration given to alternative trading systems. Its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Cornelius T. Ryan, Candace L. Straight (Chairwoman) and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2003, the Committee met two times.

        Pricing Committee. The Pricing Committee oversees the procedures for pricing the Funds’ portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are John Cannon, Edward I. O’Brien, Jack L. Rivkin, John P. Rosenthal (Chairman), William E. Rulon, and Tom D. Seip. All members except for Mr. O’Brien and Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2003, the Committee did not hold any meetings.

        The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

        The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

TABLE OF COMPENSATION FOR FISCAL YEAR ENDED 10/31/03
Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex
Independent Trustees
John Cannon Trustee	$14,915	$70,000
Faith Colish Trustee	$14,915	$70,000
Walter G. Ehlers Trustee	$14,915	$70,000
C. Anne Harvey Trustee	$14,915	$70,000
Barry Hirsch Trustee	$14,915	$70,000
Robert A. Kavesh Trustee	$14,915	$70,000
Howard A. Mileaf Trustee	$14,915	$70,000
John P. Rosenthal Trustee	$14,915	$70,000
William E. Rulon Trustee	$14,915	$70,000
Cornelius T. Ryan Trustee	$14,915	$70,000
Tom Decker Seip Trustee	$13,248	$62,500
Candace L. Straight Trustee	$14,915	$70,000
Peter P. Trapp Trustee	$13,248	$62,500
Trustees who are "Interested Persons"
Edward I. O'Brien Trustee	$14,915	$70,000
Jack L. Rivkin President and Trustee	$0	$0
Peter E. Sundman Chairman of the Board, Chief Executive Officer and Trustee	$0	$0

        On January 30, 2004, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

Ownership of Securities

         Set forth below is the dollar range of securities owned by each Trustee as of December 31, 2003.

Ownership of Securities

      Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2001.

	Cash Reserves	Government Money	High Income	Limited Maturity	Municipal Money	Municipal Securities	Institutional Cash
John Cannon	A	A	A	A	A	A	A
Faith Colish	A	A	A	C	A	A	A
Walter G. Ehlers	A	A	A	A	A	A	A
C. Anne Harvey	A	A	A	C	A	A	A
Barry Hirsch	A	A	A	A	A	A	A
Robert A. Kavesh	A	A	A	A	A	A	A
Howard A. Mileaf	C	A	C	A	E	B	B
John P. Rosenthal	A	A	A	A	A	A	A
William E. Rulon	A	A	A	A	A	A	C
Cornelius T. Ryan	C	A	A	A	A	A	A
Tom Decker Seip	A	A	A	A	A	A	A
Candace L. Straight	B	C	A	D	A	E	A
Peter P. Trapp	A	A	B	A	A	A	A
Edward I. O'Brien	A	A	A	A	A	A	A
Jack L. Rivkin	A	A	A	A	A	A	A
Peter E. Sundman	B	A	A	A	A	A	A

A = None    B = $1-$10,000     C = $10,000-$50,000    D = $50,000-$100,000     E = over $100,000

Name of Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
John Cannon	None
Faith Colish	Over $100,000
Walter G. Ehlers	None
C. Anne Harvey	$50,001 - $100,000
Barry Hirsch	None
Robert A. Kavesh	$10,001 - $50,000
Howard A. Mileaf	Over $100,000
John P. Rosenthal	Over $100,00
William E. Rulon	$50,001 - $100,000
Cornelius T. Ryan	$50,001 - $100,000
Tom Decker Seip	$1-$10,000
Candace L. Straight	Over $100,000
Peter P. Trapp	$10,001 - $50,000
Trustees who are "Interested Persons"
Edward I. O'Brien	Over $100,000
Jack L. Rivkin	$1 - $10,000
Peter E. Sundman	Over $100,000

* Valuation as of December 31, 2003.

Independent Trustees Ownership of Securities

        No Independent Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

        NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated November 3, 2003 (“Management Agreement”).

        The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds’ assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds, although NB Management has no current plans to pay a material amount of such compensation.

        NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the Fund Trustees, officers and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See “Trustees and Officers.” Each Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

        NB Management provides facilities, services, and personnel to each Fund pursuant to two administration agreements with the Trust, one for each class, dated November 3, 2003 (“Administration Agreement”). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

        Under the Administration Agreement for each class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

        From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Management and Administration Fees

        For investment management services, each Fund (except Neuberger Berman High Income Bond Fund and Neuberger Berman Institutional Cash Fund) pays NB Management a fee at the annual rate of 0.25% of the first $500 million of that Fund’s average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Neuberger Berman High Income Bond Fund pays NB Management a fee at the annual rate of 0.48% of average daily net assets. Neuberger Berman Institutional Cash Fund pays NB Management a fee at the annual rate of 0.10% of the Fund’s average daily net assets.

        For administrative services, the Investor Class of each Fund pays NB Management at the annual rate of 0.27% of that Class’s average daily net assets. With a Fund’s consent, NB Management may subcontract to third parties some of its responsibilities to that Fund under the administration agreement. In addition, a Fund may compensate such third parties for accounting and other services.

        Each Fund accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal years ended October 31, 2003, 2002, and 2001:

	Management and Administration Fees Accrued for Fiscal Years Ended October 31
Investor Class	2003	2002	2001
Cash Reserves	$3,758,736	$4,475,801	$7,516,163
Government Money	$5,818,281	$5,999,044	$2,173,119
High Income	$2,536,032	$151,592*	N/A
Limited Maturity	$1,132,364	$1,065,233	$914,418
Municipal Money	$2,617,043	$2,373,032	$1,823,785
Municipal Securities	$221,754	$173,804	$157,604

* For the period from September 7, 2002 (commencement of operations) to October 31, 2002.

        For administrative services, the Trust Class of the Neuberger Berman Institutional Cash Fund and Neuberger Berman Limited Maturity Bond Fund pay NB Management at the annual rate of 0.15% and 0.50% of that Class’s average daily net assets, respectively. With the Funds’ consent, NB Management may subcontract to third parties some of its responsibilities to the Class under the administration agreement. In addition, the Fund may compensate such third parties for accounting and other services.

	Management and Administration Fees Accrued for Fiscal Years Ended October 31
Trust Class	2003	2002	2001
Institutional Cash	$7,301,581	$6,863,149	$4,088,927
Limited Maturity	$308,769	$304,259	$233,713

Waivers and Reimbursements

        NB Management has undertaken to provide certain waivers or reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a class-by-class basis. If any Fund is omitted from the descriptions of the class-by-class waivers or reimbursements below, that class of the Fund is not subject to any waivers or reimbursements.

Investor Class

        NB Management has contractually undertaken to reimburse the Investor Class of each of Neuberger Berman Cash Reserves, Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust so that the total operating expenses of each Investor Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.65% for Cash Reserves and Municipal Securities; 1.00% for High Income; and 0.70% for Limited Maturity of average daily net assets. This undertaking lasts until October 31, 2007. The Investor Class of each of Neuberger Berman Cash Reserves, Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.65% for Cash Reserves and Municipal Securities; 1.00% for High Income; and 0.70% for Limited Maturity of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        During the fiscal year ended October 31, 2003, Neuberger Berman High Income Bond Fund repaid NB Management $1,905 of expenses that NB Management reimbursed to the Fund.

        Prior to February 11, 2002, NB Management had voluntarily undertaken to reimburse the Investor Class of each of Neuberger Berman Cash Reserves, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust for its total operating expenses that exceeded, in the aggregate, 0.65% for Cash Reserves and Municipal Securities and 0.70% per annum for Limited Maturity of that Class’s average daily net assets.

        For the fiscal years ended October 31, 2003, 2002, and 2001, NB Management reimbursed the Funds the following amounts of expenses:

Investor Class	2003	2002	2001
Cash Reserves	$0	$0	$0
Government Money	$1,344,675	$1,030,976	$0
High Income	$0	$1,905*	N/A
Limited Maturity	$81,375	$68,388	$65,690
Municipal Securities	$140,242	$150,078	$128,305

* For the period from September 7, 2002 (commencement of operations) to October 31, 2002.

Trust Class

        NB Management has contractually undertaken to reimburse the Trust Class of each of Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Institutional Cash Fund so that the total operating expenses of each Trust Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.80% for Limited Maturity and 0.41% for Institutional Cash of average daily net assets. This undertaking lasts until October 31, 2007. The Trust Class of each of Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Institutional Cash Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.80% for Limited Maturity and 0.41% for Institutional Cash of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        Prior to February 11, 2002, NB Management had voluntarily undertaken to reimburse the Trust Class of each of Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Institutional Cash Fund for its total operating expenses that exceeded, in the aggregate, 0.41% for Institutional Cash and 0.80% for Limited Maturity of average daily net assets.

        For the fiscal years ended October 31, 2003, 2002, and 2001, NB Management reimbursed each Class or its predecessor fund the following amounts of expenses:

Trust Class	2003	2002	2001
Limited Maturity	$53,395	$50,425	$65,975
Institutional Cash	$0	$0	$0

All Classes

        The Management Agreement continues until October 31, 2005. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues with respect to each Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

        The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Sub-Adviser

        NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated November 3, 2003 (“Sub-Advisory Agreement”).

        The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other mutual funds managed by NB Management.

        The Sub-Advisory Agreement continues until October 31, 2005 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days’ prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to each Fund if it is assigned or if the Management Agreement terminates with respect to that Fund.

        Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

Board Consideration of the Management and Sub-Advisory Agreements

        Neuberger Berman Inc., the parent company of NB Management and Neuberger Berman, entered into an agreement with Lehman Brothers on July 21, 2003, whereby Lehman Brothers agreed to acquire Neuberger Berman Inc. and, as a result, indirectly assume control of NB Management and Neuberger Berman (the “Transaction”), subject to certain conditions. Upon completion of the Transaction, the Funds’ then-existing management and sub-advisory agreements with NB Management and Neuberger Berman, respectively, automatically terminated. Prior to the Transaction, the Board met to consider the Management and Sub-Advisory Agreements, which are identical to the previous management and sub-advisory agreements, except for the dates of execution and termination.

        In evaluating the Management and Sub-Advisory Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Inc., NB Management, Neuberger Berman and Lehman Brothers and met with senior representatives of Neuberger Berman Inc., NB Management, Neuberger Berman and Lehman Brothers regarding their personnel, operations and financial condition. The Fund Trustees also reviewed the terms of the Transaction and its possible effects on the Funds and their shareholders. The Independent Fund Trustees were advised by independent legal counsel throughout this process.

        The Board considered the following factors to be of primary importance to its approval of the Management and Sub-Advisory Agreements: (1) that the terms of the Management and Sub-Advisory Agreements are identical in all material respects to those of the existing agreements; (2) assurances by a representative of Lehman Brothers that NB Management and Neuberger Berman will maintain substantial operational autonomy and continuity of management following the Transaction; (3) the favorable history, reputation, qualification, and background of Neuberger Berman Inc., NB Management, Neuberger Berman, and Lehman Brothers, as well as the qualifications of their personnel and their respective financial conditions; (4) the overall commitment of Lehman Brothers to retaining personnel currently employed by NB Management and Neuberger Berman who currently provide services to the Funds; (5) the fee and expense ratios of the Funds relative to comparable mutual funds; (6) that the fee and expense ratios of the Funds appear to the Board to be reasonable given the quality of services expected to be provided and the fees are identical to those paid by the Funds in the past; (7) the commitment of NB Management to maintain the Funds’ current voluntary and contractual expense limitation agreements to ensure Fund shareholders do not face an increase in expenses upon consummation of the Transaction; (8) the performance of the Funds relative to comparable mutual funds and unmanaged indices; (9) the commitment of Neuberger Berman Inc. and its affiliates to pay the expenses of the Funds in connection with the Transaction including all expenses in connection with the solicitation of proxies so that shareholders of the Funds would not have to bear such expenses; (10) the possible benefits that may be realized by the Funds as a result of NB Management’s and Neuberger Berman’s combination with Lehman Brothers, including the resources of Lehman Brothers that would be available to each Fund; and (11) that the Transaction is expected to help ensure continuity of management of the Funds and may reduce the potential for future vulnerability to changes in control of NB Management and Neuberger Berman that could be adverse to the Funds’ interests.

        In addition, the Board had previously considered the terms of the previous management and sub-advisory agreements, which have terms substantially identical to the Management and Sub-Advisory Agreements, as part of its annual review of those agreements. The Board evaluated whether the agreements were in the best interests of each Fund and its shareholders. The Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Funds. The Board requested and evaluated a report from NB Management that addressed specific factors designed to inform the Board’s consideration of these and other issues. The Board also retained an independent consultant to provide additional data and met with the consultant to discuss the proper interpretation of that data.

        With respect to the nature and quality of the services provided, the Board considered the performance of each Fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board considered NB Management or Neuberger Berman’s use of brokers or dealers in fund transactions that provided research and other services to NB Management or Neuberger Berman, and the benefits derived by the Funds and by other clients of NB Management and Neuberger Berman from such services. The Board also considered NB Management and Neuberger Berman’s positive compliance history, as the firms have been free of significant compliance problems.

        With respect to the overall fairness of the agreements, the Board primarily considered the fee structure of the agreements and the profitability of NB Management and its affiliates from their association with the Funds. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds. The Board noted that most of the Funds were close to or below the median compensation paid. For those Funds that were not below the median, the Board considered the specific portfolio management issues that contributed to the higher fee. The Board also considered that certain Funds’ fee structures provide for a reduction of payments resulting from economies of scale. The Board also considered the contractual limits on Fund expenses undertaken by NB Management. In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to NB Management’s profit or loss on each Fund for a recent period, and carefully examined NB Management’s cost allocation methodology.

        These matters were also considered by the Independent Fund Trustees meeting separately from the full Board with experienced 1940 Act counsel that is independent of Neuberger Berman and NB Management. The annual contract review extends over two regular meetings of the Board, to ensure that management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report, and the Independent Fund Trustees have time to consider those responses.

Investment Companies Managed

        As of December 31, 2003, the investment companies managed by NB Management had aggregate net assets of approximately $22.4 billion. NB Management currently serves as investment manager of the following investment companies:

Name	Approximate Net Assets at December 31, 2003
Neuberger Berman Cash Reserves	$608,854,160
Neuberger Berman Government Money Fund	$1,053,073,674
Neuberger Berman High Income Bond Fund	$578,938,539
Neuberger Berman Institutional Cash Fund	$2,627,789,965
Neuberger Berman Limited Maturity Bond Fund	$225,036,200
Neuberger Berman Municipal Money Fund	$401,275,933
Neuberger Berman Municipal Securities Trust	$39,611,733

Name	Approximate Net Assets at December 31, 2003
Neuberger Berman Strategic Income Fund	$26,011,638
Neuberger Berman Century Fund	$17,636,602
Neuberger Berman Fasciano Fund	$333,570,755
Neuberger Berman Focus Fund	$1,827,129,433
Neuberger Berman Genesis Fund	$5,987,510,540
Neuberger Berman Guardian Fund	$1,710,505,138
Neuberger Berman International Fund	$106,215,900
Neuberger Berman Manhattan Fund	$350,477,573
Neuberger Berman Millennium Fund	$61,787,529
Neuberger Berman Partners Fund	$1,666,769,834
Neuberger Berman Real Estate Fund	$38,417,388
Neuberger Berman Regency Fund	$36,338,205
Neuberger Berman Socially Responsive Fund	$170,575,503
Neuberger Berman Advisers Management Trust	$1,987,244,413
Neuberger Berman Intermediate Municipal Fund Inc.	$487,641,189
Neuberger Berman California Intermediate Municipal Fund Inc.	$158,913,610
Neuberger Berman New York Intermediate Municipal Fund Inc.	$130,607,763
Neuberger Berman Real Estate Income Fund Inc.	$133,653,079
Neuberger Berman Realty Income Fund Inc.	$724,168,491
Neuberger Berman Real Estate Securities Income Fund, Inc.	$491,164,745
Neuberger Berman Income Opportunity Fund Inc.	$403,584,489

        The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

        There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds’ having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

        The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Code of Ethics

        The Funds, NB Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds’ managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman

        Neuberger Berman and NB Management are wholly owned by Lehman Brothers, a publicly-owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Robert Matza, Jeffrey S. Maurer, Heidi L. Steiger, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust.

        Lehman Brothers is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers’ address is 745 Seventh Avenue, New York, New York 10019.

        According to a Schedule 13G jointly filed on February 12, 2003 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the “Mutuelles AXA”), AXA (“AXA”), and AXA Financial, Inc., a subsidiary of AXA (“AFI”): (a) the Mutuelles AXA, which as a group control AXA, and AXA beneficially own 14,663,847 shares of common stock of Lehman Brothers solely for investment purposes and have sole voting power with respect to 7,928,133 of such shares, shared voting power with respect to 1,232,544 of such shares, and sole dispositive power with respect to all of such shares, and (b) 13,880,365 of such shares are beneficially owned by Alliance Capital Management L.P., a subsidiary of AFI, and the remainder of such shares are beneficially owned by other affiliates of AXA. Addresses of the joint filers are as follows: the Mutuelles AXA, 370, rue Saint Honore, 75001 Paris, France and 26, rue Louis le Grand, 75002 Paris, France; AXA, 25, avenue Matignon, 75008 Paris, France; and AFI, 1290 Avenue of the Americas, New York NY 10104.

DISTRIBUTION ARRANGEMENTS

        Neuberger Berman Cash Reserves, Neuberger Berman Government Money, Neuberger Berman High Income Bond, Neuberger Berman Limited Maturity Bond, Neuberger Berman Municipal Money Funds, and Neuberger Berman Municipal Securities Trust offer a class of shares, known as Investor Class. Neuberger Berman Limited Maturity Bond and Neuberger Berman Institutional Cash Funds offer a class of shares known as Trust Class shares.

Distributor

        NB Management serves as the distributor (“Distributor”) in connection with the offering of each Fund’s shares. Investor Class, Trust Class and Institutional Class shares are offered on a no-load basis. Trust Class Shares are available only through Institutions that have made arrangements with NB Management for shareholder servicing and administration.

        In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds’ “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund’s Investor Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund’s Trust Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds’ shares.

        For each Funds’ Investor Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds’ shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds’ shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

        From time to time, for the Trust Class, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

        The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to each Class (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2005. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

        Each Fund’s shares are bought or sold at a price that is the Fund’s NAV per share. The NAV for each class of a Fund is calculated by subtracting total liabilities of that class from total assets attributable to the class (the market value of the securities the Fund holds plus cash and other assets). The per share NAV is calculated by dividing its NAV by the number of shares outstanding attributable to that class and rounding the result to the nearest full cent.

        Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman Institutional Cash Fund and Neuberger Berman Municipal Money Fund try to maintain stable NAVs of $1.00 per share. They value their securities at their cost at the time of purchase and assume a constant amortization to maturity of any discount or premium. Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund and Neuberger Berman Municipal Money Fund calculate their NAVs as of noon Eastern time on each day the NYSE is open. Neuberger Berman Institutional Cash Fund calculates its NAV at 4 p.m. Eastern Time on each day the NYSE and the Federal Reserve Wire System are open.

        Neuberger Berman Municipal Securities Trust, Neuberger Berman High Income Bond and Neuberger Berman Limited Maturity Bond Funds value their securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Fund Trustees believe accurately reflects fair value. The Funds periodically verify valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value. Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust each calculates it NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

        If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other securities and assets, including restricted securities, by a method that the Fund Trustees believe accurately reflects fair value.

        If NB Management believes that the price of a security obtained under a Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value.

Automatic Investing and Dollar Cost Averaging

        Each Funds’ Investor Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, an Investor Class shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the Investor Class shareholder’s checking account. In either case, the minimum monthly investment is $100. An Investor Class shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

        Automatic investing enables an Investor Class shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, an Investor Class shareholder’s average cost of Fund shares generally would be lower than if the Investor Class shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

ADDITIONAL EXCHANGE INFORMATION

        As more fully set forth in the section of the Prospectuses entitled “Maintaining Your Account,” each Fund’s Investor Class shareholders may redeem at least $1,000 worth of a Fund’s shares and invest the proceeds in Investor Class shares of one or more of the other Funds or the Equity, Income and Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met. An Institution may exchange any Fund’s Trust Class shares for Trust Class shares of one or more of the other Neuberger Berman Funds, if made available through that Institution.

EQUITY FUNDS
Neuberger Berman Century Fund	Invests mainly in common stocks of large-capitalization companies. The manager seeks to buy companies with strong earnings growth and the potential for higher earnings, priced at attractive levels relative to their growth rates.
Neuberger Berman Fasciano Fund	Seeks long-term capital growth. The portfolio manager also may consider a company's potential for income prior to selecting it for the Fund. The Fund invests mainly in the common stocks of small-cap companies i.e., those with a total market value of no more than $1.5 billion at the time the Fund first invests in them. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the Fund in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.
Neuberger Berman Focus Fund	Seeks long-term capital growth. Invests mainly in common stocks selected from 13 multi-industry sectors of the economy. To maximize potential return, the Fund normally makes 90% or more of its investments in not more than six sectors of the economy and may invest 50% or more of its assets in any one sector.
Neuberger Berman Genesis Fund (This fund is closed to new investors.)	Seeks growth of capital. Invests mainly in stocks of companies with small market capitalizations (no more than $1.5 billion at the time of the Fund's investment). Fund managers seek to buy the stocks of undervalued companies whose current product lines and balance sheets are strong.
Neuberger Berman Guardian Fund	Seeks long-term growth of capital and secondarily, current income. Invests mainly in stocks of mid- to large-capitalization companies that are well positioned and are undervalued in the market.
Neuberger Berman International Fund	Seeks long-term capital appreciation by investing primarily in foreign stocks of any capitalization, both in developed economies and in emerging markets. The Fund manager seeks undervalued companies in countries with strong potential for growth.

EQUITY FUNDS
Neuberger Berman Manhattan Fund	Seeks growth of capital. Invests in securities believed to have the maximum potential for long-term capital appreciation. Fund managers seek fast-growing companies with above-average sales and competitive returns on equity relative to their peers. Factors in identifying these firms may include financial strength, a strong position relative to competitors and strong earnings growth relative to competitors.
Neuberger Berman Millennium Fund	Seeks growth of capital by investing mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time of initial investment. The Fund co-managers take a growth approach to stock selection, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management. Factors in identifying these firms may include financial strength, a strong position relative to competitors and a stock price that is reasonable relative to its growth rate.
Neuberger Berman Partners Fund	Seeks capital growth through an approach that is intended to increase capital with reasonable risk. The Fund manager looks at fundamentals, focusing particularly on cash flow, return on capital, and asset values.
Neuberger Berman Real Estate Fund	Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.
Neuberger Berman Regency Fund	Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies which the manager believes have solid fundamentals.
Neuberger Berman Socially Responsive Fund	Seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's financial criteria and social policy.

INCOME FUNDS
Neuberger Berman Cash Reserves	A money market fund seeking the highest current income consistent with safety and liquidity. The Fund invests in high-quality money market instruments. The Fund also may engage in reverse repurchase agreements and securities lending. It seeks to maintain a constant purchase and redemption price of $1.00.
Neuberger Berman Government Money Fund	A U.S. Government money market fund seeking maximum safety and liquidity and the highest available current income. The Fund invests in securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities. The Fund also may engage in reverse repurchase agreements and securities lending. It seeks to maintain a constant purchase and redemption price of $1.00.
Neuberger Berman High Income Bond Fund	Seeks high total returns consistent with capital presentation. The Fund normally invests primarily in a diversified portfolio of U.S. intermediate-term, high-yield corporate bonds, including those sometimes known as "junk" bonds.
Neuberger Berman Limited Maturity Bond Fund	Seeks the highest current income consistent with low risk to principal and liquidity and, secondarily, total return. The Fund invests in debt securities, primarily investment grade; maximum 10% below investment grade, but no lower than B.*/ Maximum average duration of four years.
MUNICIPAL FUNDS
Neuberger Berman Municipal Money Fund	A money market fund seeking the maximum current income exempt from federal income tax, consistent with safety and liquidity. The Fund invests in high-quality, short-term municipal securities. It seeks to maintain a constant purchase and redemption price of $1.00.
Neuberger Berman Municipal Securities Trust	Seeks high current tax-exempt income with low risk to principal, limited price fluctuation, and liquidity and, secondarily, total return. The Fund invests in investment grade municipal securities with a maximum average duration of 10 years.

*/ As rated by Moody’s or S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality.

        Any Fund described herein, and any of the Equity Funds, may terminate or modify its exchange privilege in the future. Before effecting an exchange, Fund shareholders must obtain and should review a currently effective Prospectus of the Fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

        There can be no assurance that Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves, Neuberger Berman Institutional Cash Fund or Neuberger Berman Municipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

        The right to redeem a Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE) is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for it to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

        As noted in the applicable Prospectus, each of the Bond Funds, as well as Neuberger Berman Municipal Securities Trust prices its shares as of the close of regular trading on the NYSE, which is normally 4 p.m. The NYSE may occasionally close early, e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard. On those days, these Funds will generally price their shares as of the earlier closing time.

        The Neuberger Berman Institutional Cash Fund prices its shares as of the close of regular trading on the NYSE and the Federal Reserve Wire System which is normally 4 p.m. The NYSE or Federal Reserve Wire System may occasionally close early, e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard. On those days, the Fund will generally price its shares as of the earlier closing time.

        Each of the Money Funds calculates its share price as of noon on days on which the NYSE is open. If the NYSE were to close regular trading before noon, these funds would price their shares as of the earlier closing time.

Redemptions in Kind

        Limited Maturity, High Income, Municipal Money and Municipal Securities reserve the right, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. Government Money, Institutional Cash and Cash Reserves also reserve the right, to honor any request for redemption by making payment in whole or in part in securities. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when Management determined that it was in the best interests of a Fund’s shareholders as a whole.

Market Timing

        As noted in the Funds’ prospectuses, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Under certain circumstances, the Funds reserve the right to reject any exchange or investment order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

        Although the Funds diligently monitor for excessive short-term trading activity, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by Institutions is severely limited in those instances in which the Institution maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the funds will eliminate all excessive short-term trading or prevent all harm that might be caused by such trading.

DIVIDENDS AND OTHER DISTRIBUTIONS

        Each Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), any net capital gains (both long-term and short-term) and net gains from foreign currency transactions it earns or realizes. A Fund’s net investment income consists of all income accrued on portfolio assets less accrued expenses but does not include capital and foreign currency gains and losses. With respect to Neuberger Berman Limited Maturity Bond Fund, Neuberger Berman High Income Bond Fund and Neuberger Berman Municipal Securities Trust, net investment income, and with respect to all the Funds, net gains and losses, are reflected in a Fund’s NAV until distributed. Neuberger Berman Government Money and Neuberger Berman Municipal Money Funds and Neuberger Berman Cash Reserves calculate their net investment income and share price as of noon (Eastern time) on each Business Day; the other Funds calculate their net investment income and share price as of the close of regular trading on the NYSE on each Business Day (usually 4 p.m. Eastern time). Neuberger Berman Institutional Cash Fund calculates its share price as of the close of regular trading on the NYSE and Federal Reserve Wire System (usually 4 p.m. Eastern time).

        Income dividends for each Fund are declared daily; dividends declared for each month are paid on the last Business Day of the month. Shares of Neuberger Berman Government Money Fund, Neuberger Berman Municipal Money Fund, Neuberger Berman Institutional Cash Fund and Neuberger Berman Cash Reserves begin earning income dividends on the Business Day the proceeds of the purchase order are converted to “federal funds” if converted by 12:00 noon (Eastern time) (4:00 p.m. in the case of Neuberger Berman Institutional Cash Fund) that day, or the next day if so converted after that time, and continue to earn dividends through the Business Day before they are redeemed. Shares of the other Funds begin earning income dividends on the Business Day after the proceeds of the purchase order have been converted to “federal funds” and continue to earn dividends through the Business Day they are redeemed. Distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.

        Each Fund’s dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash (“cash election”). Investor Class shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, as designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

        A shareholder’s cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder for 180 days, however, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

        Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Funds

        To continue to qualify for treatment as a RIC under the Code, each Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and for Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman High Income Bond Fund net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

        By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

        Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

        Interest and dividends a Fund receives, and gains it realizes, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        The use by Neuberger Berman High Income Bond Fund and Neuberger Berman Limited Maturity Bond Fund of hedging strategies, such as writing (selling) and purchasing Futures Contracts and options and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses they realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments either such Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

        Neuberger Berman High Income Bond Fund’s and Neuberger Berman Limited Maturity Bond Fund’s exchange-traded Futures Contracts, “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index), and certain foreign currency contracts that are subject to section 1256 of the Code (collectively “Section 1256 contracts”) are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of its taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that either such Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. Each such Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

        Section 988 of the Code also may apply to Forward Contracts and options on foreign currencies. Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

        When a covered call option written (sold) by a Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.

        If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, Futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a Futures or Forward Contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

        Each Fund (except Neuberger Berman Government Money Fund) may invest in municipal bonds that are purchased with market discount (that is, at a price less than the bond’s principal amount or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“municipal market discount bonds”). If a bond’s market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by a Fund (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as described above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

        Each Fund may acquire zero coupon or other securities issued with OID. Neuberger Berman High Income Bond Fund may also acquire pay-in-kind securities, which pay interest through the issuance of additional securities. As a holder of those securities, each Fund must take into income the OID and other non-cash income that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of the Funds’ Shareholders

        If shares of Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund, or Neuberger Berman Municipal Securities Trust (“Variable NAV Funds”) are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Each Fund is required to withhold 28% of all dividends and capital gain distributions, and each Variable NAV Fund is required to withhold the same percentage of redemption proceeds, payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who otherwise are subject to backup withholding.

        As described in “Maintaining Your Account” in each Prospectus, a Fund may close a shareholder’s account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

VALUATION OF PORTFOLIO SECURITIES

        Each of Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman Institutional Cash Fund, and Neuberger Berman Municipal Money Fund relies on Rule 2a-7 under the 1940 Act to use the amortized cost method of valuation to enable it to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. Although the Funds’ reliance on Rule 2a-7 and use of the amortized cost valuation method should enable the Funds, under most conditions, to maintain a stable $1.00 share price, there can be no assurance they will be able to do so. An investment in either of these Funds, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.

PORTFOLIO TRANSACTIONS

        Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

        In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. NB Management also may consider the brokerage and research services that broker-dealers provide to the Fund or NB Management. Under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, each Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

        In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation.

        The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.

        During the fiscal year ended October 31, 2003, Neuberger Berman Cash Reserves acquired securities of the following of its “regular brokers or dealers”: Banc One Capital Markets, Inc.; Barclays Bank PLC; Citigroup Global Markets, Inc.; Deutsche Bank Securities, Inc.; Goldman Sachs & Co.; J.P. Morgan Chase & Co.; Merrill Lynch, Pierce, Fenner & Smith Inc.; and State Street Bank and Trust Company. At October 31, 2003, that Fund held the securities of its “regular brokers or dealers” with an aggregate value as follows: Banc One Capital Markets, Inc., $14,986,972; Barclarys Bank PLC, $9,996,811; Citigroup Global Markets, Inc., $11,983,935; Deutsche Bank Securities, Inc., $10,000,000; Goldman Sachs & Co., $9,947,267; J.P. Morgan Chase & Co., $6,977,110; Merrill Lynch, Pierce, Fenner & Smith Inc., $9,999,142; and State Street Bank and Trust Company, $898,000.

        During the fiscal year ended October 31, 2003, Neuberger Berman Government Money Fund acquired securities of the following of its “regular brokers or dealers”: State Street Bank & Trust Company. At October 31, 2003, that Fund held the securities of its “regular brokers or dealers” with an aggregate value as follows: State Street Bank & Trust Company, $29,456,000.

        During the fiscal year ended October 31, 2003, Neuberger Berman High Income Bond Fund acquired securities of the following of its “regular brokers or dealers”: State Street Bank & Trust Company. At October 31, 2003, that Fund held the securities of its “regular brokers or dealers” with an aggregate value as follows: State Street Bank & Trust Company, $24,745,000.

        During the fiscal year ended October 31, 2003, Neuberger Berman Institutional Cash Fund acquired securities of the following of its “regular brokers or dealers”: Banc One Capital Markets, Inc.; Barclarys Bank PLC; Citigroup Global Markets, Inc.; Deutsche Bank Securities, Inc.; Goldman, Sachs & Co.; J.P. Morgan Chase & Co.; Merrill Lynch, Pierce, Fenner & Smith Inc.; and State Street Bank & Trust Company. At October 31, 2003, that Fund held the securities of its “regular brokers or dealers” with an aggregate value as follows: Banc One Capital Markets, Inc., $64,940,811; Barclarys Bank PLC, $49,986,333; Citigroup Global Markets, Inc., $72,939,163; Deutsche Bank Securities, Inc., $50,000,000; Goldman, Sachs & Co., $24,868,167; J.P. Morgan Chase & Co., $53,370,600; and Merrill Lynch, Pierce, Fenner & Smith Inc., $29,997,425.

        During the fiscal year ended October 31, 2003, Neuberger Berman Limited Maturity Bond Fund acquired securities of the following of its “regular brokers or dealers”: J.P. Morgan Chase & Co.; Lehman Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith Inc.; and State Street Bank and Trust Company. At October 31, 2003, that Fund held the securities of its “regular brokers or dealers” with an aggregate value as follows: J.P. Morgan Chase & Co., $1,086,682; Lehman Brothers, Inc., $636,871; and Merrill Lynch, Pierce, Fenner & Smith Inc., $1,202,719.

        During the fiscal year ended October 31, 2003, Neuberger Berman Municipal Money Fund did not acquire any securities of its “regular brokers or dealers”. At October 31, 2003, that Fund held none of the securities of its “regular brokers or dealers.”

        During the fiscal year ended October 31, 2003, Neuberger Berman Municipal Securities Trust did not acquire any securities of its “regular brokers or dealers”. At October 31, 2003, that Fund held none of the securities of its “regular brokers or dealers.”

        No affiliate of any Fund receives give-ups or reciprocal business in connection with its portfolio transactions. No Fund effects transactions with or through broker-dealers in accordance with any formula or for selling shares of any Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

        The Funds may, from time to time, loan portfolio securities to Neuberger Berman and to other affiliated broker-dealers (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

        The use of Neuberger Berman and Lehman Brothers as brokers for the Funds is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

        Under the 1940 Act, commissions paid by the Funds to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

        A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

        To ensure that accounts of all investment clients, including the Funds, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

        Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Funds. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers might receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Fund participates in.

        The Funds expect that they will continue to execute a portion of their transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

        In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

        A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of the Funds and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

        The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

Portfolio Turnover

        Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust calculate their portfolio turnover rates by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting

        The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

        Neuberger Berman has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Funds. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

        Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (“ISS”) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

        Neuberger Berman’s guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

        In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

        If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

        Beginning September 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

REPORTS TO SHAREHOLDERS

        Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Funds

        Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has seven separate operating series (the Funds). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

        Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Income Funds,” and the term “Neuberger Berman” in each Fund’s name (except Neuberger Berman Institutional Cash Fund and Neuberger Berman High Income Bond Fund) was “Neuberger & Berman.”

        The predecessors of Funds (except for Neuberger Berman High Income Bond Fund and Neuberger Berman Institutional Cash Fund) were converted into separate series of the Trust on July 2, 1993; these conversions were approved by the shareholders of the Funds in April 1993.

        Description of Shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

        Shareholder Meetings. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.

        Certain Provisions of Trust Instrument. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

    Other.Because Trust Class shares can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

        Each Fund has selected State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. All Trust Class correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT AUDITORS

        Each Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements.

LEGAL COUNSEL

        Each Fund has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1800, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of January 30, 2004, the following are all of the beneficial and record owners of more than five percent of each Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

FUND	Name & Address	Percent Owned

Government Money	Neuberger Berman LLC
Investor Class	Attn: Operational Accounting
	55 Water St. 27th Fl.
	New York NY 10041-0004	92.5%

Cash Reserves	Neuberger Berman LLC
Investor Class	Attn: Operational Accounting
	55 Water St. 27th Fl.
	New York, NY 10041-0004	62.3%

Municipal Money	Neuberger Berman LLC
Investor Class	Attn: Operational Accounting
	55 Water St. 27th Fl.
	New York, NY 10041-0004	96.1%

Municipal Securities	Charles Schwab & Co. Inc.
Investor Class	Attn: Mutual Funds
	101 Montgomery St.
	San Francisco, CA 94104-4122	24.6%

Limited Maturity	Charles Schwab & Co. Inc.
Investor Class	Attn: Mutual Funds
	101 Montgomery St.
	San Francisco, CA 94104-4122	20.8%

	Neuberger Berman LLC
	001-30025-14
	55 Water St. 27th Fl.
	New York, NY 10041-0004	11.9%

Limited Maturity	Nationwide Life Insurance QPVA
Trust Class	IPO Portfolio Accounting
	PO Box 182029
	Columbus OH 43218-2029	38.0%

	Hartford Life Insurance Co.
	Separate Acct TK
	Attn: David Ten Broeck
	200 Hopemead St.
	Simsbury CT 06089-9793	28.0%

	National Financial Service Corp.
	For the Exclusive Benefit of Our Customers
	PO Box 3908
	Church Street Station
	New York, NY 10008-3908	7.0%

	Stephen Inc. FBO 80014140
	111 Center St.
	Little Rock, AR 72201-4402	6.0%

	Chase Manhattan Bank TTEE
	Various Retirement Plans
	Under PPI Retirement Programs
	Professional Pensions Inc.
	PO Box 2000
	Middletown, CT 06457-2000	5.0%

High Income	Charles Schwab & Co. Inc.
Investor Class	Attn: Mutual Funds
	101 Montgomery St.
	San Francisco, CA 94104-4122	33.1%

	National Financial Services
	For the Exclusive Benefit of Their Clients
	PO Box 3908
	Church St. Station
	New York, NY 10008-3908	12.7%

Institutional Cash	Neuberger Berman LLC
Trust Class	Attn: Operational Accounting
	55 Water St. 27th Fl.
	New York, NY 10041-0004	79.0%

	Neuberger Berman
	Genesis Cash SweepAccount
	Attn: Barbara Muinos
	605 3rd Avenue Front 2
	New York, NY 10158-0180	11.0%

REGISTRATION STATEMENT

        This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

        Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

        The following financial statements and related documents are incorporated herein by reference from the Funds’ Annual Report to shareholders for the fiscal year ended October 31, 2003:

The audited financial statements of the Funds and notes thereto for the fiscal year ended October 31, 2003, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of the Funds.

Appendix A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

        S&P corporate bond ratings:

        AAA — Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

        A — Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

        BB, B, CCC, CC, C — Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        CI — The rating CI is reserved for income bonds on which no interest is being paid.

        D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

        Plus (+) or Minus (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

      Moody’s corporate bond ratings:

        Aaa — Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

        Aa — Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as “high grade bonds.” They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

        A — Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

        Baa — Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba — Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B — Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa — Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca — Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C — Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Modifiers — Moody’s may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

      S&P commercial paper ratings:

        A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

        Moody’s commercial paper ratings:

        Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  Leading market positions in well-established industries.
  High rates of return on funds employed.
  Conservative capitalization structures with moderate reliance on debt and ample asset protection.
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

NEUBERGER BERMAN STRATEGIC INCOME FUND
(A series of Neuberger Berman Income Funds)

STATEMENT OF ADDITIONAL INFORMATION

Institutional Class Shares

DATED: February 28, 2004

605 Third Avenue, 2nd Floor, New York, NY 10158-0180
Toll Free 800-877-9700

        Neuberger Berman Strategic Income Fund (“Fund”) is a mutual fund that offers shares pursuant to a Prospectus dated February 28, 2004.

        The Prospectus for the Institutional Class shares provides more information about the Fund that you should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the Prospectus carefully before investing.

        This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus.

        No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

        The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management Inc.” and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. ©2004 Neuberger Berman Management Inc. All rights reserved.

TABLE OF CONTENTS
INVESTMENT INFORMATION	3
Investment Policies and Limitations	3
Cash Management and Temporary Defensive Positions	5
Additional Investment Information	5
Risks of Equity Securities	34
CERTAIN RISK CONSIDERATIONS	35
PERFORMANCE INFORMATION	35
Yield Calculations	35
Average Annual Total Return Computations	36
Average Annual Total Return After Taxes on Distributions	36
Average Annual Return After Taxes on Distributions and Sale of Fund Shares	37
TRUSTEES AND OFFICERS	37
Independent Trustees Ownership of Securities	47
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	48
Investment Manager and Administrator	48
Management and Administration Fees	49
Waivers and Reimbursements	49
Institutional Class	49
Sub-Adviser	50
Investment Companies Managed	53
Code of Ethics	55
Management and Control of NB Management and Neuberger Berman	55
DISTRIBUTION ARRANGEMENTS	56
ADDITIONAL PURCHASE INFORMATION	57
Share Prices and Net Asset Value	57
ADDITIONAL REDEMPTION INFORMATION	58
Suspension of Redemptions	58
Redemptions in Kind	58
Market Timing	58
DIVIDENDS AND OTHER DISTRIBUTIONS	59

ADDITIONAL TAX INFORMATION	59
Taxation of The Fund	59
Taxation of The Fund's Shareholders	63
PORTFOLIO TRANSACTIONS	63
Proxy Voting	68
REPORTS TO SHAREHOLDERS	69
ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	69
CUSTODIAN AND TRANSFER AGENT	70
INDEPENDENT AUDITORS	70
LEGAL COUNSEL	70
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	71
REGISTRATION STATEMENT	71
FINANCIAL STATEMENTS	71
APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER	A-1

INVESTMENT INFORMATION

        The Fund is a separate operating series of Neuberger Berman Income Funds (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.

        The Neuberger Berman Strategic Income Fund commenced operations on July 11, 2003.

        The following information supplements the discussion in the Fund’s Prospectus of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

        (1)  67% of the total units of beneficial interest (“shares”) of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented or

        (2)  a majority of the outstanding shares of the Fund.

        These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

Investment Policies and Limitations

        With respect to the limitation on borrowings, the Fund may pledge assets in connection with permitted borrowings.

        Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on borrowing or illiquid securities, NB Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

        The Fund’s fundamental investment policies and limitations are as follows:

         1.     Borrowing. The Fund may not borrow money, except that it may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         2.     Commodities. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities other than foreign currency), foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

         3.     Diversification. The Fund may not with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         4.     Industry Concentration. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest up to 25% of its total assets in the real estate industry. This limitation does not apply to purchases of U.S. Government and Agency Securities.

         5.     Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments, or (ii) by engaging in repurchase agreements.

         6.     Real Estate. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

         7.     Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.

         8.     Underwriting. The Fund may not engage in the business of underwriting securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

        Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

        Senior Securities: The SEC staff has asserted that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the Commission has taken the position that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the Commission will not raise senior securities issues under the 1940 Act.

        The Fund’s non-fundamental investment policies and limitations are as follows:

        1.     Illiquid Securities. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

        2.     Borrowing. The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

        3.     Lending. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

        4.     Margin Transactions. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

Cash Management and Temporary Defensive Positions

        For temporary defensive purposes, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, other money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the interest on which may be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on the lower-rated debt securities in which the Fund normally invests. Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management, to manage uninvested cash and cash collateral received in connection with securities lending.

Additional Investment Information

        Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”).

      Ratings of Fixed Income Securities

        As discussed in the Prospectus, the Fund may purchase securities rated by S&P, Moody’s, or any other Nationally Recognized Statistical Rating Organization (“NRSRO”). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody’s, which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Fund may permissibly invest.

        High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P or Moody’s, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality.

        Investment Grade Debt Securities. An investment grade debt security is a security that has received ratings, from at least one NRSRO that has rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by NB Management to be of comparable quality. Moody’s deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. If a security receives one rating in one of the four highest rating categories and another below the fourth highest category, it will be considered investment grade.

        Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category by at least one NRSRO that has rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described below for lower-rated debt securities.

        Ratings Downgrades. Subsequent to its purchase by the Fund, the rating of an issue of debt securities may be reduced so that the securities would no longer be eligible for purchase by the Fund. In such a case, NB Management will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund’s holdings of securities that are considered by the Fund to be below investment grade will not exceed 25% of its assets.

      Duration and Maturity

        Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

        Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

        There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

        The Fund has no limits on the maturity of its individual investments. However, it generally intends its dollar-weighted average duration to be up to five years.

        Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category by at least one NRSRO that has rated them or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. These securities are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in high-yield securities, the success of such investments is dependent on the credit analysis of NB Management.

        During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

        The market for lower-rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

        The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

        See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody’s.

        Policies and Limitations. The Fund may invest up to 25% of its total assets in securities that are below investment grade provided that at the time of purchase, they are rated at least B by Moody’s or S&P or, if unrated by either of these, deemed by the adviser to be of comparable quality.

        Real Estate-Related Instruments. Real estate-related instruments include shares of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

        Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (“Code”), and failing to maintain exemption from the 1940 Act.

        The shares of a REIT are subject to its management fees and other expenses. Therefore, investments in REITs would cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. The Fund does not intend to invest in REITs unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable fees.

        Policies and Limitations. The Fund may invest up to 25% of its total assets in real-estate related instruments, preferred stock, warrants, common stock or other equity securities.

    U.S. Government and Agency Securities. “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States. “U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (formerly known as “Student Loan Marketing Association”), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a theoretical possibility of default. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. (See “Mortgage-Backed Securities,” below.) The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

        Illiquid Securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions which could be costly to the Fund.

        Policies and Limitations. The Fund may invest up to 15% of its net assets in illiquid securities.

        Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

        Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities; no Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

        Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed-upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.

        Policies and Limitations. In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily. Investments in reverse repurchase agreements and securities lending transactions will be aggregated nfor purposes of the 20% limit. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Trustees.

        Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

        Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

        Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund’s 15% limit on investments in illiquid securities.

        When-Issued and Delayed Delivery Transactions. These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae, and Freddie Mac certificates. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

        When-issued and delayed delivery transactions enable the Fund to “lock in” what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

        The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

        Policies and Limitations. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

        When the Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Fund’s purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases.

        Futures Contracts and Options Thereon. The Fund may purchase and sell interest rate and bond index futures contracts and options thereon, foreign currency futures contracts (with interest rate and bond index futures contracts, “Futures” or “Futures Contracts”) and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of Futures permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (1) interest rate and bond index Futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency Futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Fund.

        A “sale” of a Futures Contract (or a “short” Futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a Futures Contract (or a “long” Futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain Futures, including bond index Futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

        U.S. Futures (except certain currency Futures) are traded on exchanges that have been designated as “contract markets” by the Commodity futures commission merchant that is a member of the relevant contract market. Futures Trading Commission (“CFTC”); Futures transactions must be executed through a The exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

        Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

        “Margin” with respect to Futures is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund’s Futures positions. The margin deposit made by the Fund when it enters into a Futures Contract (“initial margin”) is intended to assure its performance of the contract. If the price of the Futures Contract changes — increases in the case of a short (sale) position or decreases in the case of a long (purchase) position — so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”). However, if favorable price changes in the Futures Contract cause the margin on deposit to exceed the required margin, the excess will be paid to the Fund. In computing its daily NAV, the Fund marks to market the value of its open Futures positions. The Fund also must make margin deposits with respect to options on Futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

        An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

        Although the Fund believes that the use of Futures Contracts will benefit it, if NB Management’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of Futures and of the securities and currencies being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures position and the securities held by or to be purchased for the Fund. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

        Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

        Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

        Policies and Limitations. The Fund may purchase and sell interest rate and bond index Futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. The Fund engages in foreign currency Futures and options transactions in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in Futures or options thereon for speculation.

        Call Options on Securities. The Fund may write covered call options and may purchase call options. The purpose of writing covered call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund’s NAV) or to earn premium income. Fund securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

        When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the option. When writing call options, the Fund writes only “covered” call options on securities it owns. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying a call option at less than the market price.

        The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

        If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

        When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. The Fund would purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

        Policies and Limitations. The Fund may write covered call options and may purchase call options on debt securities in its portfolio or on foreign currencies in its portfolio for hedging purposes. The Fund may write covered call options for the purpose of producing income. The Fund will write a call option on a security only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

        Put Options on Securities. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

        When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

        Fund securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

        Policies and Limitations. The Fund may write and purchase put options on securities or on foreign currencies for hedging purposes (i.e., to reduce, at least in part, the effect on NAV of price fluctuations of securities held by the Fund.)

        General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

        Options are traded both on national securities exchanges and in the over-the-counter (“OTC”) market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

        The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value, which is the last reported sales price before the time the Fund’s NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

        Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

        The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

        The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

        The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying market that cannot be reflected in the options markets.

        Policies and Limitations. The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        Options on Securities Indices and Other Financial Indices. The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other investment except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may by multiplied by a formula value. The seller of the obligation is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

        Forward Foreign Currency Contracts. The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price (“Forward Contracts”). The Fund enters into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

        Forward Contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

        At the consummation of a Forward Contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in Forward Contract prices. Closing purchase transactions with respect to Forward Contracts are usually made with the currency dealer who is a party to the original Forward Contract.

        NB Management believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a Forward Contract to sell that foreign currency or a proxy-hedge involving a Forward Contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

        However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

        Policies and Limitations. The Fund does not engage in transactions in Forward Contracts for speculation; they view investments in Forward Contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them.

        Options on Foreign Currencies. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

        Policies and Limitations. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividends, interest, or other payments on those securities.

        Combined Transactions. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Hedging Instrument (as defined below) as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s management objective.

        Regulatory Limitations on Using Futures, Options on Futures, Options on Securities, Securities Indices and Foreign Currencies, and Forward Contracts. To the extent the Fund sells or purchases Futures Contracts and/or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.

        Cover for Hedging Instruments. The Fund will comply with SEC guidelines regarding “cover” for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet current obligations. The Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to the Fund.

        Policies and Limitations. The Fund will comply with SEC guidelines regarding “cover” for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

        General Risks of Hedging Instruments. The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and changes in the prices of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Hedging Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Hedging Instruments. NB Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected by the manager to resemble or offset that of the Fund’s underlying securities or currency. There can be no assurance that the Fund’s use of Hedging Instruments will be successful.

        The Fund’s use of Hedging Instruments may be limited by certain provisions of the Code with which it must comply if it is to qualify as a regulated investment company (“RIC”). See “Additional Tax Information -- Taxation of the Fund.”

        The Fund is not obligated to use any Hedging Instruments and make no representations as to the availability or use of these techniques at this time or at any time in the future.

        Policies and Limitations. NB Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Hedging Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

        Zero Coupon, Step Coupon and Pay-in-Kind Securities and Discount Obligations. The Fund may invest in zero coupon securities, step coupon securities and pay-in-kind securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon and step coupon securities are redeemed at face value when they mature. The discount on zero coupon and step coupon securities (“original issue discount” or “OID”) must be taken into income ratably by the Fund prior to the receipt of any actual payments. Pay-in-kind securities pay interest through the issuance of additional securities.

        Because the Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon, step coupon and pay-in-kind securities) each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See “Additional Tax Information -- Taxation of the Fund.”

        The market prices of zero coupon securities, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities and discount obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

        Inflation-Indexed Securities. The Fund may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

        Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasuries having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

        Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its income to its shareholders to avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

        Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

        Policies and Limitations. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Fund’s 15% limit on investments in illiquid securities.

        Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value (“NAV”) and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

        Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

        Banking and Savings Institution Securities. These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.

        A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

        Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

        In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

        Variable or Floating Rate Securities; Demand and Put Features. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

        Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund’s quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

        Policies and Limitations. The Fund may not invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, the Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit.

        For purposes of determining its dollar-weighted average maturity, the Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7 under the 1940 Act. In calculating its dollar-weighted average maturity and duration, the Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, NB Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

        Money Market Funds. The Fund may invest up to 10% of its total assets in the securities of money market funds. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

        Policies and Limitations. For cash management purposes, the Fund may invest up to 25% of its assets in a money market fund managed by NB Management or its affiliates, pursuant to an SEC exemptive order. Otherwise, the Fund’s investment in securities of other investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.

        Other Investment Companies. The Fund may invest in the shares of other investment companies that are consistent with its investment policies. Such investment may be the most practical or only manner in which the Fund can participate in certain markets such as foreign markets because of the expenses involved or because other vehicles for investing in those markets or countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index.

        As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

        Policies and Limitations. Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund’s investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets in the aggregate.

        Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

        Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

        Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

        Mortgage-backed securities may be issued in the form of CMOs or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

        Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund’s quality standards. NB Management will, consistent with the Fund’s investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

        Policies and Limitations. The Fund may not purchase mortgage-backed securities that, in NB Management’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.

        Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

        Certificates for Automobile ReceivablesSM(“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

        Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

        Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

        The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

    U.S. Dollar-Denominated Foreign Debt Securities. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

        Policies and Limitations. These investments are subject to the Fund’s quality, maturity, and duration standards.

        American Depositary Receipts. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. If the underlying security is denominated in a foreign currency, investment in the ADR is subject to the risk of fluctuations in the exchange rate, even though the ADR is denominated in U.S. dollars.

        Policies and Limitations. The Fund will limit its investment in unsponsored ADRs to no more than 5% of the value of the Fund’s net assets. ADRs on foreign securities which are denominated in foreign currencies are subject to the Fund’s 20% limit on foreign securities denominated in foreign currencies.

        Foreign Currency Denominated Securities. Foreign currency denominated securities are denominated in or indexed to foreign currencies, including (1) CDs (including similar time deposits), commercial paper, and bankers’ acceptances issued by foreign banks, (2) obligations of other corporations, and (3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

        Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

        Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

        Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

        The risks of foreign investing are generally heightened in emerging markets. Securities traded in certain emerging market countries may be subject to risks in addition to risks typically posed by foreign debt investing due to the inexperience of financial intermediaries, the lack of modern technology and lack of a sufficient capital base to expand business operations.

        Policies and Limitations. The Fund may invest up to 20% of its net assets in foreign securities denominated in or indexed to foreign currencies and American Depository Receipts (“ADRs”) on such securities. Within that limitation, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency. The Fund invests in foreign currency denominated foreign securities of issuers in countries whose governments are considered stable by NB Management.

        Dollar Rolls. In a “dollar roll,” the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

        Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings.

        Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors,” and “collars.” In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. Mortgage swap agreements are similar to interest-rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.

        In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

        Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

        Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

        Direct Debt Instruments. Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.

        Because the Fund’s ability to receive payments in connection with loan participations depends on the financial condition of the borrower, NB Management will not rely solely on a bank or other lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrowers. NB Management’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by NB Management and the original lending institution.

        There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank’s creditors.

        Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

        Policies and Limitations. To the extent direct debt is deemed illiquid, such an investment is subject to the Fund’s restriction on investing no more than 15% of its net assets in illiquid securities. The Fund’s policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.

        Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

        The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

        Policies and Limitations. Securities convertible into common stock are not subject to the Fund’s 25% limitation on equity securities.

        Preferred Stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

        Warrants. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

        Short Sales. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

        The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

        The Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

        The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

        Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

        Indexed Securities. The Fund may invest in securities whose value is linked to interest rates, commodities, foreign currencies, indices, or other financial indicators (“indexed securities”). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

        The Fund may invest in various securities that are intended to track broad-based, U.S. market Indices, including Standard & Poor’s Depository Receipts (“SPDRs”), Diamonds, and Nasdaq-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”). SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average (“DJIA”) and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Nasdaq-100 shares represent ownership in the Nasdaq-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the Nasdaq-100 Index. Nasdaq-100 Shares are designed to track the performance and dividend yield of the Nasaq-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. Nasdaq-100 Shares are listed on the Nasdaq Stock Market.

        Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

        Combined Transactions. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Hedging Instrument as part of a single or combined strategy when, in the judgment of its Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on its Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s management objective.

        Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

        Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.

        Stripped Mortgage Backed Securities (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

        Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

        Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.

        Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the fund would have to reinvest the proceeds from the called security at the current, lower rates.

Risks of Equity Securities

        Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Convertible securities are not counted toward the Fund’s 25% limit on equity securities. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

        To the extent this Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund’s NAVs per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

CERTAIN RISK CONSIDERATIONS

        Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance the Fund will achieve its investment objective. The Fund’s ability to achieve its investment objective is dependent on the continuing ability of the issuers of municipal obligations in which the Fund invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.

PERFORMANCE INFORMATION

        The Fund’s performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of the Fund will vary. The share prices of the Fund will vary, and an investment in this Fund, when redeemed, may be worth more or less than an investor’s original cost.

        The Neuberger Berman Strategic Income Fund had no operations prior to July 11, 2003. Performance results shown for the Fund include the period July 11, 2003 to October 31, 2003. After-tax return information is not shown for the Fund.

Yield Calculations

        The Fund may advertise its “yield” based on a 30-day (or one month) period. This yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result then is annualized and shown as an annual percentage of the investment.

            ("a") = dividends and interest earned during the period
            ("b") = expenses accrued for the period (net of reimbursements)
            ("c") = the average daily number of shares outstanding during the period that were entitled to receive dividends
            ("d") = the maximum offering price per share on the last day of the period

                                                          YIELD = 2[(a-b + 1)6 - 1]
                                                                              cd

        The annualized yield for Neuberger Berman Strategic Income Fund for the 30-day period ended October 31, 2003 was 3.69%.

Average Annual Total Return Computations

        The Fund may advertise certain total return information. An average annual compounded rate of return (“T”) may be computed by using the redeemable value at the end of a specified period (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula:

                                                           P(1+T)n = ERV

        Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

        For the period from July 11, 2003 (commencement of operations) to October 31, 2003, the average annual cumulative total return for the Fund was 1.95%. If an investor had invested $10,000 in that Fund’s shares on July 1, 2003, and had reinvested all capital gain distributions and income dividends, the value of that investor’s holdings would have been $10,195 on October 31, 2003.

        NB Management may from time to time reimburse a Fund for a portion of its expenses. Such action has the effect of increasing yield and total return. Actual reimbursements are described in the Prospectus and in “Investment Management and Administration Services” below.

Average Annual Total Return After Taxes on Distributions

        An average annual rate of return after taxes on distribution (“T”) may be computed by using the ending value at the end of a specified period after taxes on fund distributions but not after taxes on redemption (“ATVD”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula:

                                                           P(1+T)n = ATVD

        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Return After Taxes on Distributions and Sale of Fund Shares

        An average annual rate of return after taxes on distribution and sale of fund shares (“T”) may be computed by using the ending value at the end of a specified period after taxes on fund distributions and sale of fund shares (“ATVDR”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula:

                                                           P(1+T)n = ATVDR

TRUSTEES AND OFFICERS

        The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

Name, Age, and Address (1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Independent Trustees
John Cannon (74)	Trustee since 1994	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Investment Advisors (registered investment adviser) (1993-January 1999); formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	37	Independent Trustee or Director of three series of OppenheimerFunds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer
Faith Colish (68)	Trustee since 2000	Counsel, Carter Ledyard amp; Milburn LLP (law firm) since October 2002; formerly, Attorney at Law and President, Faith Colish, A Professional Corporation; 1980 to 2002.	37	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).
Walter G. Ehlers (70)	Trustee since 2000	Consultant; Retired President and Trustee, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	37	None.

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
C. Anne Harvey (66)	Trustee since 2000	Consultant, C.A. Harvey Associates since June 2001; formerly, Director, AARP, 1978 to December 2001.	37	Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; Member, American Savings Education Council's Policy Board (ASEC) 1998-2000; Member, Executive Committee Crime Prevention Coalition of America, 1997-2000.
Barry Hirsch (70)	Trustee since 1993	Attorney-at-Law. Formerly, Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; formerly, Senior Vice President, Secretary and General Counsel, Loews Corporation.	37	None.
Robert A. Kavesh (76)	Trustee since 1993	Marcus Nadler Professor of Finance and Economics Emeritus, New York University Stern School of Business.	37	Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals) since 1978; Director, The Caring Community (not-for profit).

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Howard A. Mileaf (67)	Trustee since 2000	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company) 1993 - 2001.	37	Director, WHX Corporation (holding company) since August 2002; Director, Webfinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for-profit theater) since 2000; formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).
John P. Rosenthal (71)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	37	Director, 92nd Street Y (non-profit) since 1967; formerly, Director, Cancer Treatment Holdings, Inc.
William E. Rulon (71)	Trustee since 1993	Retired. Senior Vice President, Foodmaker. Inc. (operator and franchiser of restaurants) until January 1997.	37	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children) since 1998; formerly, Director, Prandium, Inc. (restaurants) from March 2001 until July 2002.
Cornelius T. Ryan (72)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	37	Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Tom Decker Seip (54)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc., (temporary staffing) May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	37	Director, H amp;R Block, Inc. (financial services company) since May 2001; Director, Forward Management, Inc. (asset management) since 2001; formerly, Director, General Magic (voice recognition software) November 2001 until 2002; Director, E-Finance Corporation (credit decisioning services) 1999-2003; Director, Save-Daily.com (micro investing services) 1999-2003; Director, Offroad Capital Inc. (pre-public internet commerce company).
Candace L. Straight (56)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector) 1998 until December 2002.	37	Director, The Proformance Insurance Company (personal lines property and casual insurance company) since March 2004; Director, Providence Washington (property and casualty insurance company) since December 1998; Director, Summit Global Partners (insurance brokerage firm) since October 2000.
Peter P. Trapp (59)	Trustee since 2000	Regional Manager for Atlanta Region, Ford Motor Credit Company since August, 1997; formerly, President, Ford Life Insurance Company, April 1995 until August 1997.	37	None.

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Trustees who are "Interested Persons"
Edward I. O'Brien* (75)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels) from 1974-1992; Adviser to SIA, November 1992-November 1993.	37	Director, Legg Mason, Inc. (financial services holding company) since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters) 1993-1999.
Jack L. Rivkin* (63)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer of Neuberger Berman Inc. (holding company) since 2002 and 2003, respectively; Executive Vice President and Chief Investment Officer, Neuberger Berman since December 2002 and 2003, respectively; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments Inc., from September 1995 to February 2002; Executive Vice President, Citigroup Inc. from September 1995 to February 2002.	37	Director, Dale Carnegie and Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright inc. (private company) since 1998; Director, Infogate Corp. (private company) since 1997.
Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000	Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Executive Vice President, Neuberger Berman since 1999; formerly, Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	37	Director and Vice President, Neuberger & Berman Agency Inc. since 2000; formerly, Director, Neuberger Berman Inc. (holding company) from October 1999 through March 2003.
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*	Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Claudia A. Brandon (47)	Secretary since 1985	Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President, NB Management from 1986 to 1999; Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (four since 2002, three since 2003 and one since 2004).

Robert Conti (47)	Vice President since 2000	Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003 and one since 2004).

Brian J. Gaffney (50)	Vice President since 2000	Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003 and one since 2004).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Sheila R. James (38)	Assistant Secretary since 2002	Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003 and one since 2004).

Kevin Lyons (48)	Assistant Secretary since 2003	Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2003 and one since 2004).

John M. McGovern (34)	Assistant Treasurer since 2002	Vice President, Neuberger Berman since 2004; Employee, NB Management since 1993; Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003 and one since 2004).

Barbara Muinos (45)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto Assistant Treasurer since 1996	Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, eleven registered investment companies for which NB Management acts and investment manager and administrator (seven since 2002, three since 2003 and one since 2004); Assistant Treasurer, three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (57)	Vice President since 2000	Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003 and one since 2004).

Trani Jo Wyman (34)	Assistant Treasurer since 2002	Employee, NB Management since 1991; Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003 and one since 2004).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

         The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Funds' policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

         Audit Committee.  The Audit Committee's purposes are (a) to oversee the Funds' accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent auditors; and (e) to act as a liaison between the Funds' independent auditors and the full Board. Its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2003, the Committee met three times.

         Code of Ethics Committee.  The Code of Ethics Committee oversees the administration of the Trust's Codes of Ethics, which restricts the personal securities transactions of employees, officers, and trustees. Its members are Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman), Howard A. Mileaf and Edward I. O'Brien. All members are except for Mr. O'Brien, Independent Fund Trustees. During the fiscal year ended October 31, 2003, the Committee met two times. The entire Board received required quarterly reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

         Contract Review Committee. The Contract Review Committee is responsible for review and oversight of the Trust's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, John P. Rosenthal, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2003, the Committee did not hold any meetings.

         Executive Committee.  The Executive Committee has all the powers of the Board of Trustees when the Board of Trustees are not in session. Its members are John Cannon, Edward I. O'Brien, Jack L. Rivkin, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. O'Brien, Mr. Rivkin and Mr. Sundman are Independent Fund Trustees. During the fiscal year ended October 31, 2003, the Committee did not hold any meetings.

         Nominating Committee.  The Nominating Committee is responsible for nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, and as officers of the Trust. Its members are C. Anne Harvey, Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf (Chairman), and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2003, the Committee met four times.

         Portfolio Transactions Committee. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman and Lehman Brothers Inc. ("Lehman Brothers") to the Funds, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability, reports prepared by third party consultants regarding the execution of the Funds' trades and the consideration given to alternative trading systems. Its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Cornelius T. Ryan, Candace L. Straight (Chairwoman) and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2003, the Committee met two times.

         Pricing Committee. The Pricing Committee oversees the procedures for pricing the Funds' portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are John Cannon, Edward I. O'Brien, Jack L. Rivkin, John P. Rosenthal (Chairman), William E. Rulon, and Tom D. Seip. All members except for Mr. O'Brien and Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2003, the Committee did not hold any meetings.

         The Trust's Trust Instrument provides that the Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         The following table sets forth information concerning the compensation of the trustees of the Trust. Neuberger Berman Income Funds does not have any retirement plan for its trustees.

TABLE OF COMPENSATION FOR FISCAL YEAR ENDED 10/31/03
Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Trustees
Independent Trustees
John Cannon Trustee	$14,915	$70,000
Faith Colish Trustee	$14,915	$70,000
Walter G. Ehlers Trustee	$14,915	$70,000
C. Anne Harvey Trustee	$14,915	$70,000
Barry Hirsch Trustee	$14,915	$70,000
Robert A. Kavesh Trustee	$14,915	$70,000
Howard A. Mileaf Trustee	$14,915	$70,000
John P. Rosenthal Trustee	$14,915	$70,000
William E. Rulon Trustee	$14,915	$70,000
Cornelius T. Ryan Trustee	$14,915	$70,000
Tom Decker Seip Trustee	$13,248	$62,500
Candace L. Straight Trustee	$14,915	$70,000
Peter P. Trapp Trustee	$13,248	$62,500

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Trustees
Trustees who are "Interested Persons"
Edward I. O'Brien Trustee	$14,915	$70,000
Jack L. Rivkin President and Trustee	$0	$0
Peter E. Sundman Chairman of the Board, Chief Executive Officer and Trustee	$0	$0

        On January 30, 2004, the Trustees and officers of the Trust, as a group, owned no outstanding shares of the Fund beneficially or of record.

Name of Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
John Cannon	None
Faith Colish	Over $100,000
Walter G. Ehlers	None
C. Anne Harvey	$50,001 - $100,000
Barry Hirsch	None
Robert A. Kavesh	$10,001 - $50,000
Howard A. Mileaf	Over $100,000
John P. Rosenthal	Over $100,000
William E. Rulon	$50,001 - $100,000
Cornelius T. Ryan	$50,001 - $100,000
Tom Decker Seip	$1 - $10,000
Candace L. Straight	Over $100,000
Peter P. Trapp	$10,001 - $50,000
Trustees who are "Interested Persons"
Edward I. O'Brien	Over $100,000
Jack L. Rivkin	$1 - $10,000
Peter E. Sundman	Over $100,000
*Valuation as of December 31, 2003.

Independent Trustees Ownership of Securities

        No Independent Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

        NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated November 3, 2003 (“Management Agreement”).

        The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

        NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, presently serve as trustees and/or officers of the Trust. See “Trustees and Officers.” The Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

        NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Trust dated November 3, 2003 (“Administration Agreement”). For such administrative services, the Institutional Class of the Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

        Under the Administration Agreement for the Institutional Class of shares, NB Management also provides to the Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

        From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Management and Administration Fees

        For investment management services, the Fund pays NB Management a fee at the annual rate of 0.60% of average daily net assets.

        NB Management provides administrative services to the Fund that include furnishing facilities and personnel for the Fund and performing accounting, recordkeeping, and other services. For such administrative services, the Institutional Class of the Fund pays NB Management at the annual rate of 0.15% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Trust’s Board of Trustees, including a majority of those who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent NB Management may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement and may compensate broker-dealers, banks, third-party administrators and other institutions that provide such services.

	Management and Administration Fees Accrued for Fiscal Years Ended October 31

Institutional Class	2003	2002	2001

Strategic Income	$52,493*	N/A	N/A

* For the period from July 11, 2003 (commencement of operations) to October 31, 2003.

Waivers and Reimbursements

        NB Management has undertaken to provide certain waivers or reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a class-by-class basis. If any Fund is omitted from the descriptions of the class-by-class waivers or reimbursements below, that class of the Fund is not subject to any waivers or reimbursements.

Institutional Class

        NB Management has contractually undertaken to reimburse the Institutional Class of the Fund so that the total operating expenses of the Institutional Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.85% of average daily net assets. This undertaking lasts until October 31, 2014. The Institutional Class of the Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.85% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        For the fiscal years ended October 31, 2003, 2002, and 2001, NB Management reimbursed the Funds the following amounts of expenses:

Institutional Class	2003	2002	2001

Strategic Income	$204,845*	N/A	N/A

* For the period from July 11, 2003 (commencement of operations) to October 31, 2003.

        The Management Agreement continues until October 31, 2005. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not “interested persons” of NB Management or the Trust (“Independent Fund Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues with respect to the Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who not “interested persons” of NB Management or the Trust (“Independent Fund Trustees”), cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

        The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by NB Management or by the Trust. The Agreement terminates automatically if it is assigned.

Sub-Adviser

        NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated November 3, 2003 (“Sub-Advisory Agreement”).

        The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other mutual funds managed by NB Management.

        The Sub-Advisory Agreement continues until October 31, 2005 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days’ prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

        Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

Board Consideration of the Management and Sub-Advisory Agreements

        Neuberger Berman Inc., the parent company of NB Management and Neuberger Berman, entered into an agreement with Lehman Brothers on July 21, 2003, whereby Lehman Brothers agreed to acquire Neuberger Berman Inc. and, as a result, indirectly assume control of NB Management and Neuberger Berman (the “Transaction”), subject to certain conditions. Upon completion of the Transaction, the Funds’ then-existing management and sub-advisory agreements with NB Management and Neuberger Berman, respectively, automatically terminated. Prior to the Transaction, the Board met to consider the Management and Sub-Advisory Agreements, which are identical to the previous management and sub-advisory agreements, except for the dates of execution and termination.

        In evaluating the Management and Sub-Advisory Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Inc., NB Management, Neuberger Berman and Lehman Brothers and met with senior representatives of Neuberger Berman Inc., NB Management, Neuberger Berman and Lehman Brothers regarding their personnel, operations and financial condition. The Fund Trustees also reviewed the terms of the Transaction and its possible effects on the Funds and their shareholders. The Independent Fund Trustees were advised by independent legal counsel throughout this process.

        The Board considered the following factors to be of primary importance to its approval of the Management and Sub-Advisory Agreements: (1) that the terms of the Management and Sub-Advisory Agreements are identical in all material respects to those of the existing agreements; (2) assurances by a representative of Lehman Brothers that NB Management and Neuberger Berman will maintain substantial operational autonomy and continuity of management following the Transaction; (3) the favorable history, reputation, qualification, and background of Neuberger Berman Inc., NB Management, Neuberger Berman, and Lehman Brothers, as well as the qualifications of their personnel and their respective financial conditions; (4) the overall commitment of Lehman Brothers to retaining personnel currently employed by NB Management and Neuberger Berman who currently provide services to the Funds; (5) the fee and expense ratios of the Funds relative to comparable mutual funds; (6) that the fee and expense ratios of the Funds appear to the Board to be reasonable given the quality of services expected to be provided and the fees are identical to those paid by the Funds in the past; (7) the commitment of NB Management to maintain the Funds’ current voluntary and contractual expense limitation agreements to ensure Fund shareholders do not face an increase in expenses upon consummation of the Transaction; (8) the performance of the Funds relative to comparable mutual funds and unmanaged indices; (9) the commitment of Neuberger Berman Inc. and its affiliates to pay the expenses of the Funds in connection with the Transaction including all expenses in connection with the solicitation of proxies so that shareholders of the Funds would not have to bear such expenses; (10) the possible benefits that may be realized by the Funds as a result of NB Management’s and Neuberger Berman’s combination with Lehman Brothers, including the resources of Lehman Brothers that would be available to each Fund; and (11) that the Transaction is expected to help ensure continuity of management of the Funds and may reduce the potential for future vulnerability to changes in control of NB Management and Neuberger Berman that could be adverse to the Funds’ interests.

        In addition, the Board had previously considered the terms of the previous management and sub-advisory agreements, which have terms substantially identical to the Management and Sub-Advisory Agreements, as part of its annual review of those agreements. The Board evaluated whether the agreements were in the best interests of each Fund and its shareholders. The Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Funds. The Board requested and evaluated a report from NB Management that addressed specific factors designed to inform the Board’s consideration of these and other issues. The Board also retained an independent consultant to provide additional data and met with the consultant to discuss the proper interpretation of that data.

        With respect to the nature and quality of the services provided, the Board considered the performance of each Fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board considered NB Management or Neuberger Berman’s use of brokers or dealers in fund transactions that provided research and other services to NB Management or Neuberger Berman, and the benefits derived by the Funds and by other clients of NB Management and Neuberger Berman from such services. The Board also considered NB Management and Neuberger Berman’s positive compliance history, as the firms have been free of significant compliance problems.

        With respect to the overall fairness of the agreements, the Board primarily considered the fee structure of the agreements and the profitability of NB Management and its affiliates from their association with the Funds. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds. The Board noted that most of the Funds were close to or below the median compensation paid. For those Funds that were not below the median, the Board considered the specific portfolio management issues that contributed to the higher fee. The Board also considered that certain Funds’ fee structures provide for a reduction of payments resulting from economies of scale. The Board also considered the contractual limits on Fund expenses undertaken by NB Management. In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to NB Management’s profit or loss on each Fund for a recent period, and carefully examined NB Management’s cost allocation methodology.

        These matters were also considered by the Independent Fund Trustees meeting separately from the full Board with experienced 1940 Act counsel that is independent of Neuberger Berman and NB Management. The annual contract review extends over two regular meetings of the Board, to ensure that management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report, and the Independent Fund Trustees have time to consider those responses.

Investment Companies Managed

        As of December 31, 2003, the investment companies managed by NB Management had aggregate net assets of approximately $22.4 billion. NB Management currently serves as investment manager of the following investment companies:

Name	Approximate Net Assets at December 31, 2003
Neuberger Berman Cash Reserves	$608,854,160
Neuberger Berman Government Money Fund	$1,053,073,674
Neuberger Berman High Income Bond Fund	$578,938,539
Neuberger Berman Institutional Cash Fund	$2,627,789,965
Neuberger Berman Limited Maturity Bond Fund	$225,036,200
Neuberger Berman Municipal Money Fund	$401,275,933
Neuberger Berman Municipal Securities Trust	$39,611,733
Neuberger Berman Strategic Income Fund	$26,011,638
Neuberger Berman Century Fund	$17,636,602
Neuberger Berman Fasciano Fund	$333,570,755
Neuberger Berman Focus Fund	$1,827,129,433
Neuberger Berman Genesis Fund	$5,987,510,540
Neuberger Berman Guardian Fund	$1,710,505,138
Neuberger Berman International Fund	$106,215,900
Neuberger Berman Manhattan Fund	$350,477,573
Neuberger Berman Millennium Fund	$61,787,529

Name	Approximate Net Assets at December 31, 2003
Neuberger Berman Partners Fund	$1,666,769,834
Neuberger Berman Real Estate Fund	$38,417,388
Neuberger Berman Regency Fund	$36,338,205
Neuberger Berman Socially Responsive Fund	$170,575,503
Neuberger Berman Advisers Management Trust	$1,987,244,413
Neuberger Berman Intermediate Municipal Fund Inc.	$487,641,189
Neuberger Berman California Intermediate Municipal Fund Inc.	$158,913,610
Neuberger Berman New York Intermediate Municipal Fund Inc.	$130,607,763
Neuberger Berman Real Estate Income Fund Inc.	$133,653,079
Neuberger Berman Realty Income Fund Inc.	$724,168,491
Neuberger Berman Real Estate Securities Income Fund, Inc.	$491,164,745
Neuberger Berman Income Opportunity Fund Inc.	$403,584,489

        The investment decisions concerning the Fund and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

        There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund’s having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

        The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Code of Ethics

        The Trust, NB Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman

        Neuberger Berman and NB Management are wholly owned by Lehman Brothers, a publicly-owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Robert Matza, Jeffrey S. Maurer, Heidi L. Steiger, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust.

        Lehman Brothers is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers’ address is 745 Seventh Avenue, New York, New York 10019.

        According to a Schedule 13G jointly filed on February 12, 2003 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the “Mutuelles AXA”), AXA (“AXA”), and AXA Financial, Inc., a subsidiary of AXA (“AFI”): (a) the Mutuelles AXA, which as a group control AXA, and AXA beneficially own 14,663,847 shares of common stock of Lehman Brothers solely for investment purposes and have sole voting power with respect to 7,928,133 of such shares, shared voting power with respect to 1,232,544 of such shares, and sole dispositive power with respect to all of such shares, and (b) 13,880,365 of such shares are beneficially owned by Alliance Capital Management L.P., a subsidiary of AFI, and the remainder of such shares are beneficially owned by other affiliates of AXA. Addresses of the joint filers are as follows: the Mutuelles AXA, 370, rue Saint Honore, 75001 Paris, France and 26, rue Louis le Grand, 75002 Paris, France; AXA, 25, avenue Matignon, 75008 Paris, France; and AFI, 1290 Avenue of the Americas, New York NY 10104.

DISTRIBUTION ARRANGEMENTS

        The Fund offers one class of shares, known as Institutional Class.

Distributor

        NB Management serves as the distributor (“Distributor”) in connection with the offering of the Fund’s shares. Institutional Class shares are offered on a no-load basis.

        In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund’s Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.

        For the Fund’s Institutional Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund’s shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

        The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to each Class (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2005. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

        The Fund’s shares are bought or sold at a price that is the Fund’s NAV per share. The NAV for the Institutional Class of the Fund is calculated by subtracting total liabilities of that class from total assets attributable to the class (the market value of the securities the Fund holds plus cash and other assets). The per share NAV is calculated by dividing its NAV by the number of shares outstanding attributable to that class and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

        Neuberger Berman Strategic Income Fund values its fixed income securities, on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the trustees of the Trust believe accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value. Neuberger Berman Strategic Income Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

        The Fund values its equity portfolio securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

        If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other securities and assets, including restricted securities, by a method that the Trustees of the Trust believe accurately reflects fair value.

        If NB Management believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the trustees of the Trust believe accurately reflects fair value.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

        The right to redeem the Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for it to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

        As noted in the Prospectus, the Fund prices its shares as of the close of regular trading on the NYSE, which is normally 4 p.m. The NYSE may occasionally close early, e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard. On those days, the Fund will generally price its shares as of the earlier closing time.

Redemptions in Kind

        The Fund reserves the right, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Trustees determined that it was in the best interests of Fund shareholders as a whole.

Market Timing

        As noted in the Funds’ prospectuses, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Under certain circumstances, the Funds reserve the right to reject any exchange or investment order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

        Although the Funds diligently monitor for excessive short-term trading activity, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by Institutions is severely limited in those instances in which the Institution maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the funds will eliminate all excessive short-term trading or prevent all harm that might be caused by such trading.

DIVIDENDS AND OTHER DISTRIBUTIONS

        The Fund distributes to its Institutional Class shareholders substantially all of its net investment income (after deducting expenses attributable to the Class), and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions it earns or realizes. The Fund’s net investment income consists of all income accrued on portfolio assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and net gains and losses are reflected in the Fund’s NAV until distributed. The Fund calculates its net investment income and share price as of the close of regular trading on the NYSE on each Business Day (usually 4 p.m. Eastern time).

        Income dividends are declared and paid quarterly. These dividends may include a portion of realized gains or losses on foreign currency, which are classified for tax purposes as ordinary income or loss. Distributions of net realized capital gains, if any, normally are paid once annually, in December, together with any foreign currency gain or loss not previously distributed.

        The Fund’s dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash (“cash election”). Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

        A shareholder’s cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder for 180 days, however, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

        Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of The Fund

        To continue to qualify for treatment as a RIC under the Code, the Fund - which is treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

        By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

        The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the Excise Tax.

         Interest and dividends the Fund receives, and gains it realizes, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        The use by the Fund of hedging strategies, such as writing (selling) and purchasing options and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

        The Fund’s exchange-traded futures contracts, “nonequity” options (i.e., certain listed options such as those on a “broad-based” securities index), and certain foreign currency contracts that are subject to section 1256 of the Code (collectively “Section 1256 contracts”) are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of its taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. Section 1256 contracts are also marked-to-market for purposes of the Excise Tax. The Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

        Section 988 of the Code also may apply to Forward Contracts and options on foreign currencies. Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

        When a covered call option written (sold) by the Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.

        If the Fund has an “appreciated financial position”  — generally, an interest (including an interest through an option, futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis  — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or Forward Contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

        The Fund may invest in bonds that are purchased with market discount (that is, at a price less than the bond’s principal amount or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“market discount bonds”). If a bond’s market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a market discount bond purchased by the Fund (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity, unless the Fund elects to accrue market discount on a constant interest basis. In lieu of treating the disposition gain as described above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

        The Fund may acquire zero coupon or other securities issued with OID. The Fund may also acquire pay-in-kind securities, which pay interest through the issuance of additional securities. As a holder of those securities, the Fund must take into income the OID and other non-cash income that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of the Fund’s securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

        Income that the Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) (“RE Partnership”) will be treated under the Code as qualifying income under the Income Requirement only to the extent that income is attributable to the RE Partnership’s income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees’ thereof but nevertheless indicate the Service’s view of federal tax matters) holding that a RIC that invests in a partnership should be treated as owning a proportionate share of the partnership’s assets for purposes of the Diversification Requirement.

        The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under U.S. Treasury regulations that are authorized by the Code but have not yet been issued, some of a REIT’s income attributable to such an interest (an “excess inclusion”) may be allocated to the REIT’s shareholders in proportion to the dividends they receive; those regulations are expected to treat a RIC’s excess inclusion income similarly. Excess inclusion income so allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) would constitute unrelated business taxable income to them. In addition, if a “disqualified organization” (which term includes a governmental unit and a tax-exempt entity) is a record holder of a RIC’s shares at any time during a taxable year, the RIC will be subject to tax equal to the portion of its excess inclusion income for the year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests.

Taxation of The Fund’s Shareholders

        If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. The Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding.

PORTFOLIO TRANSACTIONS

        Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

        In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. NB Management also may consider the brokerage and research services that broker-dealers provide to the Fund or NB Management. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

        In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation.

        The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.

        For the period from July 11, 2003 (commencement of operations) to October 31, 2003, Neuberger Berman Strategic Income Fund acquired securities of the following of its “regular brokers or dealers”: Banc One Capital Markets, Inc.; Citigroup Global Markets, Inc.; Goldman, Sachs & Co.; HSBC Securities, Inc.; J.P. Morgan Chase & Co.; and State Street Bank & Trust Company. At October 31, 2003, that Fund held the securities of its “regular brokers or dealers” with an aggregate value as follows: Banc One Capital Markets, Inc., $89,896; Citigroup Global Markets, Inc., $51,280; Goldman, Sachs & Co., $139,507; J.P. Morgan Chase & Co., $125,792; and State Street Bank & Trust Company, $1,340,000.

        No affiliate of any Fund receives give-ups or reciprocal business in connection with its portfolio transactions. No Fund effects transactions with or through broker-dealers in accordance with any formula or for selling shares of any Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

        The Fund may, from time to time, loan portfolio securities to Neuberger Berman and to other affiliated broker-dealers (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

        Neuberger Berman and Lehman Brothers act as principal brokers for the Neuberger Berman Strategic Income Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders.

        For the period from July 11, 2003 (commencement of operations) to October 31, 2003, Neuberger Berman Strategic Income Fund paid brokerage commissions of $13,730, of which $7,695 was paid to Neuberger Berman and $0 was paid to Lehman Brothers. For the period from July 11, 2003 (commencement of operations) to October 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 65.44% of the aggregate dollar amount of transactions involving the payment of commissions, and 56.05% of the aggregate brokerage commissions paid by the Fund. For the period from July 11, 2003 (commencement of operations) to October 31, 2003, transactions in which that Fund used Lehman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 54.52% of the $6,035 paid to other brokers and Lehman by that Fund during that fiscal year (representing commissions on transactions involving approximately $3,290) was directed to those brokers because of research services they provided.

        In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

        The use of Neuberger Berman and Lehman Brothers as brokers for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

        Under the 1940 Act, commissions paid by the Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

        A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers effect brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

        To ensure that accounts of all investment clients, including the Strategic Income Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

        Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers might receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Fund participates in.

        The Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

        In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

        A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

        The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

        The Fund is managed by a team of professionals. Wayne Plewniak is the Senior Portfolio Manager and Daniella Lipper Coules and Robert S. Franklin are Portfolio Managers in the Neuberger Berman High Yield Fixed Income Group that manages a portion of the fixed income portion of the Fund. John Lovito manages the foreign bond portion of the Fund, Ted Giuliano manages the investment grade debt. Steven Brown manages the portion of the portfolio invested in REIT securities. Richard Levine will manage a portion of the portfolio invested in other dividend paying equity securities, and the Asset Allocation Committee is headed by Jack Rivkin. Each of these managers is a Vice President of NB Management (except Richard Levine) and a Managing Director of Neuberger Berman, and are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investments of Neuberger Berman Strategic Income Fund. Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of NB Management prior to taking such action.

Portfolio Turnover

        The Fund calculates its portfolio turnover rates by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting

        The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

        Neuberger Berman has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Funds. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

        Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (“ISS”) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

        Neuberger Berman’s guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

        In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

        If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional present a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

        Beginning September 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

REPORTS TO SHAREHOLDERS

        Shareholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

        The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has eight separate operating series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

        Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Income Funds.”

        Description of Shares. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

        Shareholder Meetings. The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or Class entitled to vote at the meeting.

        Certain Provisions of Trust Instrument. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

         Other. Because Institutional Class shares can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

        The Fund has selected State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of the Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Institutional Class correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT AUDITORS

        The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements.

LEGAL COUNSEL

        The Fund has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1800, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of January 30, 2004, the following are all of the beneficial and record owners of more than five percent of each Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Strategic Income
Institutional Class	Neuberger Berman LLC
	157-12012-17
	55 Water St. 27th Fl.
	New York, NY 10041-0004	35.0%

	Neuberger Berman LLC
	094-00184-19
	55 Water St. 27th Fl.
	New York, NY 10041-0004	11.0%

	Neuberger Berman LLC
	093-00189-19
	55 Water St. 27th Fl.
	New York, NY 10041-0004	5.0%

REGISTRATION STATEMENT

        This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

        Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

        The following financial statements and related documents are incorporated herein by reference from the Funds’ Annual Report to shareholders for the fiscal year ended October 31, 2003:

The audited financial statements of the Funds and notes thereto for the fiscal year ended October 31, 2003, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of the Funds.

Appendix A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

        S&P corporate bond ratings:

        AAA — Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

        A — Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C — Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        CI — The rating CI is reserved for income bonds on which no interest is being paid.

        D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

        Plus (+) or Minus (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

        Moody’s corporate bond ratings:

        Aaa — Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

        Aa — Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as “high grade bonds.” They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

        A — Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

        Baa — Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba — Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B — Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa — Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca — Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C — Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Modifiers — Moody’s may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

         S&P commercial paper ratings:

         A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

         Moody’s commercial paper ratings:

         Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  Leading market positions in well-established industries.
  High rates of return on funds employed.
  Conservative capitalization structures with moderate reliance on debt and ample asset protection.
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  Well-established access to a range of financial markets and assured sources of alternate liquidity.